Annual Report as of May 31, 2001 Evergreen National Municipal Bond Funds The First Family of Mutual Funds

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $90 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:   |  NOT FDIC INSURED  |   MAY LOSE VALUE  |  NOT BANK GUARANTEED

Evergreen Distributor, Inc.

Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders

July 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the Evergreen National Municipal Bond Funds annual report, which covers the twelve-month period ended May 31, 2001.

The Value of Bond Funds to a Diversified Portfolio

After watching the equity markets capture everyone’s attention in recent years, the bond market has now given its participants many reasons to cheer. Led by a Federal Reserve chairman looking to keep the economy from falling into recession, monetary policy adopted a very accommodative stance. The federal funds rate was reduced on several occasions, which provided the backdrop for lower interest rates and higher bond prices. A burgeoning budget surplus and the specter of lower treasury bond issuance by the U.S. government, gave the bond market an additional strong tail wind.

The municipal bond market performed well for the twelve-month period ended May 31, 2001. The majority of the positive price performance came in the second half of 2000 when the Federal Reserve began to react to a slowing economy by moving toward an easing mode. This caused interest rates across the curve to drop with maximum price performance coming from longer duration municipal bonds. This coupled with the relative attractiveness of municipal bonds when compared to treasuries, especially for high income individuals, added to the appeal.

For the one-year period ended May 31, 2001, the Lehman Brothers Municipal Bond Index returned 12.14% while the Lehman Brothers 5-Year Municipal Index returned 10.25%. On a relative basis, municipal bonds performed extremely well when compared to either equities or other fixed income products. For example, the Dow Jones and the Lehman U. S. Aggregate Bond Index returned 1.1% and 13.12%, respectively. When measured on an after tax basis, municipal returns are even more attractive.

We continue to believe the outlook for inflation remains very positive, as improved corporate productivity, stable commodity prices and reduced pricing power should keep the consumer price index in check. If the forecasts for future government budget surpluses prove correct, this should also support the long-term attractiveness of bonds. Perhaps as important, is a possible fundamental shift by investors toward lower risk assets as they look to dampen the volatility of their overall portfolio. Taken together, these developments strongly support the outlook for fixed income assets and their position in a well-diversified portfolio.

The Importance of Diversification

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately structured to support your long-term investment objectives. Please visit us online at www.evergreeninvestments.com for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
High Grade Municipal Bond Fund
Fund at a Glance as of May 31,  2001

Portfolio
Characteristics

as of 5/31/2001

Total Net Assets	$111,606,594

Average Credit Quality	AAA

Average Maturity	15.1 years

Average Duration	7.1 years

CURRENT INVESTMENT STYLE1

1Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of May 31, 2001 and is subject to change.

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 2/21/1992 Class Inception Date	Class A	Class B	Class C	Class I***
	2/21/1992	1/11/1993	4/30/1999	2/28/1994

Average Annual Returns*

1 year with sales charge	6.17%	5.65%	865%	n/a

1 year w/o sales charge	11.48%	10.65%	10.65%	11.76%

5 years	4.34%	4.23%	5.03%	5.61%

Since Portfolio Inception	5.55%	5.42%	5.93%	6.31%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	4.05%	3.50%	3.48%	4.50%

Tax Equivalent Yield**	6.60%	5.70%	5.67%	7.33%

12-month distributions per share	$0.47	$0.39	$0.39	$0.50

*	Adjusted for maximum applicable sales charge unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Grade Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
High Grade Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

Mathew W. Kiselak
Tenure: September 2000

How did the fund perform?

Evergreen High Grade Municipal Bond Fund Class A shares had a total return of 11.48% for the twelve-month period ended May 31, 2001, before deduction of any applicable sales charges. During the same period, the average return of insured municipal bond funds was 11.40%, according to Lipper, Inc., an independent monitor of mutual fund performance, while the Lehman Brothers Municipal Bond Index returned 12.14%.

What was the investment environment like during the twelve-month period?

Municipal bonds, especially the high-quality, insured sector that we emphasized, performed very well. These bonds tended to gain in price starting in late 2000 as the U.S. Federal Reserve indicated it was biased in favor of lowering short-term rates in response to a slowing economy. The widely held expectations that the Fed would act to stimulate the economy caused market interest rates to fall and bond prices to rise. During this period in late 2000, longer-duration, high quality bonds had the best relative performance. Declining interest rates and the attractive values of municipal bonds, on an after-tax basis, added to the appeal of tax-advantaged bonds.

The rally in long-term securities peaked in early January 2001. For the remainder of the fiscal year through May 31, shorter-term securities posted better relative performance. While short-term yields fell consistent with the Federal Reserve’s rate cuts, long-term yields stabilized and even increased. As yields of shorter-term rates came down, their prices tended to rise.

              PORTFOLIO COMPOSITION
(as a percentage of 05/31/2001 portfolio assets)

What strategies did you pursue in this environment?

We adhered to our long-term discipline to seek superior performance on both a total return and yield basis. This discipline involves both searching for relative value to exploit any inefficiencies in the prices of municipal securities and controlling the interest-rate sensitivity of the portfolio. Because we focus on insured municipal bonds, which effectively are AAA-rated, and other high quality bonds, we take very limited credit risk. In searching for relative value, we tend to focus on different sectors rather than on bonds with different credit risks. During the period, this led us to increase our allocation in housing bonds, to 17.6% of portfolio assets. Housing bonds do carry greater prepayment risk than bonds in other sectors, but we thought we were being compensated for the risk because of the higher yields paid by the bonds.

EVERGREEN
High Grade Municipal Bond Fund
Portfolio Manager Interview

In late 2000, we lengthened the fund’s duration to benefit from the falling long-term interest rates. In general, longer-duration portfolios perform well as interest rates decline. This duration move added to the price performance of the fund and compensated us for some tax-loss harvesting we incurred as we restructured the portfolio.

Beginning early in 2001, we decreased the fund’s duration, or interest-rate sensitivity, as some long-term municipal bond yields stabilized but short-term yields began falling in response to rate cuts by the Federal Reserve.

At the conclusion of the fiscal year on May 31, 2001, the fund’s average credit rating remained AAA, with 83.6% of portfolio assets invested in securities with the highest rating.

           PORTFOLIO QUALITY
(as a percentage of 05/31/2001 portfolio assets)

What is your outlook for the municipal bond market?

We believe municipal bonds, with their tax advantages, continue to offer excellent value to investors, even after the strong performance of the past twelve months.

In the coming months, we anticipate that interest rates should be relatively stable, with movements confined to relatively narrow ranges. We intend to continue to focus on protecting both the fund’s yield and its price in seeking continued positive performance.

EVERGREEN
High Income Municipal Bond Fund
Fund at a Glance as of May 31, 2001

Portfolio
Characteristics

(as of 05/31/2001)

Total Net Assets	$442,269,693

Average Credit Quality	AA-

Average Maturity	16.9 years

Average Duration	2.7 years

CURRENT INVESTMENT STYLE1

1Source: 2001 Morningstar, Inc.

2Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered by the fund’s predecessor fund, Davis Tax-Free High Income Fund, Inc. The historical returns for Classes A, C and I have not been adjusted to reflect the effect of each class’12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of May 31, 2001 and is subject to change.

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 3/21/1985 Class Inception Date	Class A	Class B	Class C	Class I***
	12/1/1994	3/21/1985	8/18/1997	10/6/1997

Average Annual Returns*

1 year with sales charge	4.36%	3.81%	6.77%	n/a

1 year w/o sales charge	9.61%	8.81%	8.77%	9.90%

5 years	4.20%	4.09%	4.43%	5.12%

10 years	5.64%	5.63%	5.64%	5.99%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	4.88%	4.37%	4.35%	5.37%

Tax Equivalent Yield**	7.95%	7.12%	7.08%	8.75%

12-month distributions per share	$0.47	$0.41	$0.41	$0.50

*	Adjusted for maximum applicable sales charge unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Income Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
High Income Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

B. Clark Stamper
Tenure: June 1990

How did the fund perform?

Evergreen High Income Municipal Bond Fund continued to post strong relative performance. For the twelve-month period ended May 31, 2001, the fund’s Class A shares had a total return of 9.61%, before the deduction of any applicable sales charges. During the same period, the average performance of high-yield municipal bond funds was 7.46%, according to Lipper, Inc., an independent monitor of mutual fund performance, while the Lehman Brothers Municipal Bond Index returned 12.14%.

What factors contributed to the fund’s strong relative performance?

We did not believe that investors were sufficiently compensated to accept credit risk and, in fact, lower-rated bonds performed relatively poor during the period. A slowing economy raised fears about credit risk, and as liquidity in the high-yield sector decreased, fewer investors were interested in lower-rated municipal securities.

Performance was helped by our decision to shorten the fund’s interest-rate sensitivity, or duration, early in 2001. Among other tactics, we sold many of the zero coupon bonds in which we had invested. Shorter-term securities outperformed longer-term bonds in the final months of the period as short-term rates fell sharply following rate cuts by the U.S. Federal Reserve Board and long-term rates rose, causing the prices of longer duration bonds to drop.

PORTFOLIO QUALITY
 (as a percentage of 05/31/2001 portfolio assets)

How would you describe your strategy and the fund’s overall characteristics?

Our long-term strategy emphasizes the selection of individual securities, rather than sectors of the market. We do not try to time movements in the market, or try to anticipate when different sectors might become popular. When we look at prospective investments, we focus on maximizing the yield in relation to credit quality. We analyze securities by their risk/reward characteristics, evaluating specific bonds in terms of their upside potential and downside protection. We also look for opportunities among bonds that have been overlooked or mispriced. While we prefer to be fully invested, we have learned to wait until we find securities with the right risk/reward characteristics, even if that means we may temporarily have relatively large cash positions. At the end of the fiscal year on May 31, 2001, for example, cash equivalents accounted for about 6.2% of net assets.

We kept the fund well diversified among its investments, with positions in 346 different bonds at the end of the fiscal year. The weighted average credit rating of those securities was a relatively

EVERGREEN
High Income Municipal Bond Fund
Portfolio Manager Interview

high AA-, reflecting our emphasis in higher quality bonds. Only 10.9% of portfolio assets were invested in non-rated bonds. Of those, the average equivalent rating was BBB according to our own, internal rating system. The portfolio’s weighted average maturity was about 17 years, although the fund’s average duration was a relatively low 2.7 years, reflecting our decision early in 2001 to reduce interest-rate sensitivity.

By sector, the fund was well diversified. About 18.2% of net assets were invested in industrial development revenue bonds, with another 21% in other revenue bonds and 19.6% in healthcare.

PORTFOLIO COMPOSITION
(as a percentage of 05/31/2001 portfolio assets)

What is your outlook?

We think economic growth will continue to slow, with diminishing demand for lower-quality, high-yield bonds. Our perspective is highly influenced by what we see in California, the largest state economy in the nation. By itself the fifth largest economy in the world, California is now the scene of widespread employee layoffs, falling rents and increasing vacancies. While the Federal Reserve’s interest-rate cuts and the federal tax cut should both be stimulants to the economy, we believe economic growth nevertheless will be sluggish.

With that outlook, we intend to de-emphasize investments in any bonds or credits highly vulnerable to the economic cycle. We intend to position the portfolio more defensively, concentrating on securities with more downside protection as opposed to upside potential. In general, we will try to make sure the business cycle doesn’t hurt the fund. We will, for example, continue to avoid municipal securities from states where tax revenues are falling because of problems in the economy. We also will tend to de-emphasize airline-related bonds and unsecured industrial revenue bonds.

We intend to remain invested in relatively liquid bonds, or bonds that can easily be traded. In an economic downturn, a relatively liquid portfolio gives us more flexibility to take advantage of attractive opportunities. In analyzing each potential investment, we will continue to assess the downside protection in relation to the upside potential, striving to continue to achieve the highest levels of risk-adjusted performance.

EVERGREEN
Municipal Bond Fund
Fund at a Glance as of May 31, 2001

Portfolio
Characteristics

(as of 05/31/2001)

Total Net Assets	$956,045,750

Average Credit Quality	AA

Average Maturity	14.8 years

Average Duration	7.1 years

CURRENT INVESTMENT STYLE1

1Source: 2001 Morningstar, Inc.
|
2Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of May 31, 2001 and is subject to change.

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 1/19/1978 Class Inception Date	Class A	Class B	Class C	Class I***
	1/20/1998	1/19/1978	1/26/1998	4/30/1999

Average Annual Returns*

1 year with sales charge	6.10%	5.50%	8.50%	n/a

1 year w/o sales charge	11.32%	10.50%	10.50%	11.60%

5 years	3.76%	4.04%	4.27%	4.70%

10 years 4.97%	5.32%	5.22%	5.44%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	4.28%	3.74%	3.74%	4.74%

Tax Equivalent Yield**	6.97%	6.09%	6.09%	7.72%

12-month distributions per share	$0.34	$0.28	$0.28	$0.36

*	Adjusted for maximum applicable sales
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

Mathew W. Kiselak
Tenure: September 2000

How did the fund perform?

Evergreen Municipal Bond Fund Class A shares had a total return of 11.32% for the twelve-month period ended May 31, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the average return of general municipal bond funds was 11.16%, according to Lipper, Inc., an independent monitor of mutual fund performance, while the Lehman Brothers Municipal Bond Index returned 12.14%.

What was the investment environment like during the twelve-month period?

It was an extremely good period to be invested in municipal bonds. Better quality municipal bonds tended to gain in value during the period, especially in the latter months of 2000 when the U.S. Federal Reserve Board began indicating that it might lower short-term interest rates in response to a slowing economy. The Federal Reserve Board’s indications caused market interest rates to fall, lifting the prices of municipal bonds. The best price appreciation came in longer-duration bonds. The declining interest rate environment and the relative attractiveness of municipal bonds, compared to Treasuries, added to the appeal of municipal securities, especially for high-income investors on an after-tax basis.

The municipal bond market peaked for longer-term securities in early January 2001. Since then, shorter-term securities posted better relative performance. The difference between short-term and long-term securities steepened as short-term rates tumbled in response to rate-cutting actions by the Federal Reserve Board.

PORTFOLIO COMPOSITION
(as a percentage of 05/31/2001 portfolio assets)

What strategies did you pursue in this environment?

We employ a two-step process in our management discipline in an effort to achieve superior performance on both a total return and yield basis. The first step involves prudent duration management to control the fund’s interest-rate sensitivity, or sensitivity to changes in interest rates. The second step involves the search for relative value in security selection as we attempt to exploit any inefficiencies in the prices of municipal securities.

Prior to January 2001, we lengthened the fund’s duration to capture the benefits of the falling long-term interest rates. In general, longer-duration portfolios perform well as interest rates decline. During that period we extended average duration from about 7.55 years to about 8 years. This duration move added to the price performance of the fund and compensated us for losses we incurred in rebalancing the fund to dispose of bonds we believed had poor credit characteristics.

EVERGREEN
Municipal Bond Fund
Portfolio Manager Interview

During this period, the fund’s performance relative to its peers in the Lipper group improved markedly.

Since early January 2001, we decreased the fund’s duration, as we were concerned that some long-term municipal bond yields were rising. We also increased our position in housing bonds. Housing bonds gave us the ability to increase the fund’s dividend income without accepting more credit risk. Housing bonds do carry greater prepayment risk than do the bonds in other sectors, but we thought this risk was more acceptable than credit risk.

As the fiscal year ended, we concluded the portfolio restructuring and focused primarily on the portfolio’s income potential. We did not attempt to take on any major risks in the direction of longer-term interest rate movements.

At the conclusion of the fiscal year on May 31, 2001, the fund’s average credit rating remained at a relatively high AA. Credit quality throughout the portfolio was high. Approximately 51.2% of portfolio assets were invested in AAA-rated securities, the highest classification, while just 4.8% were invested in securities either non-rated or BB or lower-rated.

PORTFOLIO QUALITY
(as a percentage of 05/31/2001 portfolio assets)

What is your outlook for the municipal bond market?

We believe interest rates should be stabilizing. Movements in rates should tend to trade in a relatively narrow range as the fears of a slowing economy will be offset by fears that inflation may increase. In this environment, we intend to continue to focus on protecting both the fund’s yield and its price.

We believe that even after the strong performance of the past year municipal bonds offer exceptional value when compared to other fixed-income securities, especially considering the tax advantages they offer investors.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Fund at a Glance as of May 31, 2001

Portfolio Characteristics

(as of 5/31/2001)

Total Net Assets	141,435,729

Average Credit Quality	AA

Average Maturity	4.1 years

Average Duration	2.7 years

CURRENT INVESTMENT STYLE1

1Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A and B prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A and B have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.10% for Class A and 1.00% for Class B. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

All data is as of May 31, 2001 and is subject to change.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 7/17/1991 Class Inception Date	Class A 1/5/1995	Class B 1/5/1995	Class I*** 11/18/1991

Average Annual Returns*

1 year with sales charge	3.85%	1.42%	n/a

1 year w/o sales charge	7.38%	6.42%	7.49%

5 years	3.62%	3.03%	4.44%

Since Portfolio Inception	4.24%	3.99%	4.68%

Maximum Sales Charge	3.25% Front End	5.00% CDSC	n/a

30-day SEC Yield	4.29%	3.53%	4.53%

Tax Equivalent Yield**	6.99%	5.75%	7.38%
6-month distributions per share	$0.44	$0.36	$0.45

*	Adjusted for maximum applicable sales charge unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Short-Intermediate Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

The LB3YMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Portfolio Manager Interview

    Portfolio
Management

Diane Beaver
Tenure: September 1998

How did the fund perform?

Evergreen Short-Intermediate Municipal Bond Fund Class A shares had a total return of 7.38% for the twelve-month period ended May 31, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the average return of short-intermediate municipal debt funds was 8.00%, according to Lipper, Inc., an independent monitor of mutual fund performance, while the Lehman Brothers 3-Year Municipal Bond Index returned 8.63%.

Throughout the twelve-month period, the fund continued to provide tax-advantaged income to shareholders, consistent with its investment style. The fund’s management strategy seeks to maximize income and yield while enhancing price stability, in contrast with an index that reflects total return.

PORTFOLIO QUALITY
(as a percentage of 05/31/2001 portfolio assets)

What factors influenced performance?

Early in the fiscal year, the economy continued to grow briskly. However, late in 2000, signs of economic slowing appeared. In response, the U.S. Federal Reserve Board began to lower short-term interest rates in an effort to stimulate economic growth. Between January 3, 2001 and the end of the fiscal year on May 31, the Federal Reserve Board lowered short-term rates five successive times by a total of 2.50%, or 250 basis points.

As the economy slowed, issuance of new municipal securities increased as governmental agencies sought more funding at lower rates. However, municipal securities continued to offer excellent value on an after-tax basis compared to other asset classes; and demand kept pace with the increased supply supporting bond prices, especially among the shorter-maturity securities in which we invest. As the difference between the yields of shorter-term securities and longer-term securities steepened in the final months of the year, shorter-term securities offered superior performance.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Portfolio Manager Interview

What were your principal strategies?

We sought opportunities to add yield in better-quality securities that did not offer much credit risk in a slowing economy. During the year we increased our allocation to housing bonds and student loan securities, both of which are high quality and offer competitive yields.

Overall, credit quality remained high. Average credit quality was AA at the end of the fiscal year.

PORTFOLIO COMPOSITION
(as a percentage of 05/31/2001 portfolio assets)

What is your outlook?

We think we will enter a period in which interest rates stabilize, even if the Federal Reserve Board lowers short-term rates once or twice more. We believe the fund, with its longer duration and its emphasis on high-quality, high-coupon bonds that we purchased at attractive prices, is very well positioned for a stabilizing interest rate environment. We will continue our strategy of emphasizing income and price stability, while taking appropriate credit risk.

EVERGREEN
High Grade Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended May 31,				Year Ended August 31, 1996

	2001	2000	1999	1998	1997(a)

CLASS A SHARES
Net asset value, beginning of period	$ 9.99	$ 11.01	$ 11.36	$ 10.89	$ 10.72		$ 10.69

Income from investment operations
Net investment income	0.47	0.48	0.48	0.47	0.37		0.52
Net realized and unrealized gains or
losses on securities	0.66	(0.87)	(0.08)	0.48	0.17		0.03

Total from investment operations	1.13	(0.39)	0.40	0.95	0.54		0.55

Distributions to shareholders from
Net investment income	(0.47)	(0.48)	(0.48)	(0.48)	(0.37)		(0.52)
Net realized gains	0	(0.15)	(0.27)	0	0		0

Total distributions to shareholders	(0.47)	(0.63)	(0.75)	(0.48)	(0.37)		(0.52)

Net asset value, end of period	$ 10.65	$ 9.99	$ 11.01	$ 11.36	$ 10.89		$ 10.72

Total return*	11.48%	(3.54%)	3.62%	8.88%	5.13%		5.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$56,212	$ 53,303	$ 63,018	$ 64,526	$ 45,814		$50,569
Ratios to average net assets
Expenses‡	1.04%	0.96%	0.95%	1.09%	1.11%	†	1.09%
Net investment income	4.45%	4.61%	4.26%	4.25%	4.60%	†	4.78%
Portfolio turnover rate	23%	108%	79%	127%	114%		65%

	Year Ended May 31,					Year Ended August 31, 1996

	2001	2000	1999	1998	1997 (a)

CLASS B SHARES
Net asset value, beginning of period	$ 9.99	$ 11.01	$ 11.36	$ 10.89	$ 10.72		$ 10.69

Income from investment operations
Net investment income	0.39	0.40	0.40	0.39	0.31		0.44
Net realized and unrealized gains or
losses on securities	0.66	(0.87)	(0.08)	0.48	0.17		0.03

Total from investment operations	1.05	(0.47)	0.32	0.87	0.48		0.47

Distributions to shareholders from
Net investment income	(0.39)	(0.40)	(0.40)	(0.40)	(0.31)		(0.44)
Net realized gains	0	(0.15)	(0.27)	0	0		0

Total distributions to shareholders	(0.39)	(0.55)	(0.67)	(0.40)	(0.31)		(0.44)

Net asset value, end of period	$ 10.65	$ 9.99	$ 11.01	$ 11.36	$ 10.89		$ 10.72

Total return*	10.65%	(4.27%)	2.85%	8.07%	4.55%		4.42%
Ratios and supplemental data
Net assets, end of period (thousands)	$33,019	$39,566	$32,088	$32,822	$31,874		$32,221
Ratios to average net assets
Expenses‡	1.79%	1.72%	1.70%	1.84%	1.86%	†	1.84%
Net investment income	3.70%	3.89%	3.52%	3.51%	3.85%	†	4.03%
Portfolio turnover rate	23%	108%	79%	127%	114%		65%

(a)	For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Grade Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended May 31,

	2001	2000	1999 (a) #
CLASS C SHARES
Net asset value, beginning of period	$ 9.99	$11.01	$11.14

Income from investment operations
Net investment income	0.39	0.40	0.03
Net realized and unrealized gains or losses on securities	0.66	(0.87)	(0.13)

Total from investment operations	1.05	(0.47)	(0.10)

Distributions to shareholders from
Net investment income	(0.39)	(0.40)	(0.03)
Net realized gains	0	(0.15)	0

Total distributions to shareholders	(0.39)	(0.55)	(0.03)

Net asset value, end of period	$10.65	$ 9.99	$11.01

Total return*	10.65%	(4.27%)	0.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,496	$1,620	$ 1
Ratios to average net assets
Expenses‡	1.79%	1.72%	1.66%	†
Net investment income	3.70%	3.92%	3.71%	†
Portfolio turnover rate	23%	108%	79%

	Year Ended May 31,					Year Ended August 31, 1996

	2001	2000	1999	1998	1997 (b)

CLASS I SHARES‡
Net asset value, beginning of period	$ 9.99	$ 11.01	$ 11.36	$ 10.89	$ 10.72		$ 10.69

Income from investment operations
Net investment income	0.50	0.50	0.51	0.51	0.39		0.55
Net realized and unrealized gains or
losses on securities	0.66	(0.87)	(0.08)	0.47	0.17		0.03

Total from investment operations	1.16	(0.37)	0.43	0.98	0.56		0.58

Distributions to shareholders from
Net investment income	(0.50)	(0.50)	(0.51)	(0.51)	(0.39)		(0.55)
Net realized gains	0	(0.15)	(0.27)	0	0		0

Total distributions to shareholders	(0.50)	(0.65)	(0.78)	(.51)	(0.39)		(0.55)

Net asset value, end of period	$ 10.65	$ 9.99	$ 11.01	$ 11.36	$ 10.89		$ 10.72

Total return	11.76%	(3.30%)	3.88%	9.15%	5.32%		5.47%
Ratios and supplemental data
Net assets, end of period (thousands)	$20,879	$19,121	$22,264	$24,976	$24,441		$25,112
Ratios to average net assets
Expenses‡	0.79%	0.71%	0.70%	0.84%	0.86%	†	0.84%
Net investment income	4.70%	4.86%	4.51%	4.51%	4.85%	†	5.03%
Portfolio turnover rate	23%	108%	79%	127%	114%		65%

(a)	For the period from April 30, 1999 (commencement of class operations) to May 31, 1999.
(b)	For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
High Income Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended May 31,			Year Ended September 30,

	2001	2000 (b)		1999	1998	1997	1996

CLASS A SHARES (a)
Net asset value, beginning of period	$ 8.34	$ 8.66		$ 9.19	$ 9.22	$ 9.15	$ 9.19

Income from investment operations
Net investment income	0.48	0.32		0.47	0.54	0.57	0.61
Net realized and unrealized gains or
losses on securities	0.30	(0.27)		(0.52)	0.04	0.11	(0.05)

Total from investment operations	0.78	0.05		(0.05)	0.58	0.68	0.56

Distributions to shareholders from
Net investment income	(0.47)	(0.37)		(0.48)	(0.56)	(0.59)	(0.54)
Net realized gains	0	0		0	(0.05)	(0.02)	(0.06)

Total distributions to shareholders	(0.47)	(0.37)		(0.48)	(0.61)	(0.61)	(0.60)

Net asset value, end of period	$ 8.65	$ 8.34		$ 8.66	$ 9.19	$ 9.22	$ 9.15

Total return*	9.61%	0.58%		(0.61%)	6.53%	7.66%	6.33%
Ratios and supplemental data
Net assets, end of period (thousands)	$180,898	$133,552		$174,441	$243,878	$92,020	$44,828
Ratios to average net assets
Expenses‡	0.90%	1.03%	†	1.06%	1.04%	1.26%	1.36%
Net investment income	5.49%	5.75%	†	5.30%	5.37%	6.60%	6.64%
Portfolio turnover rate	68%	30%		73%	126%	113%	107%

	Year Ended May 31,			Year Ended September 30,

	2001	2000 (b)		1999	1998	1997	1996

CLASS B SHARES (a)
Net asset value, beginning of period	$ 8.31	$ 8.63		$ 9.16	$ 9.19	$ 9.12	$ 9.17

Income from investment operations
Net investment income	0.42	0.28		0.41	0.49	0.53	0.54
Net realized and unrealized gains or
losses on securities	0.30	(0.28)		(0.53)	0.02	0.08	(0.05)

Total from investment operations	0.72	0		(0.12)	0.51	0.61	0.49

Distributions to shareholders from
Net investment income	(0.41)	(0.32)		(0.41)	(0.49)	(0.52)	(0.48)
Net realized gains	0	0		0	(0.05)	(0.02)	(0.06)

Total distributions to shareholders	(0.41)	(0.32)		(0.41)	(0.54)	(0.54)	(0.54)

Net asset value, end of period	$ 8.62	$ 8.31		$ 8.63	$ 9.16	$ 9.19	$ 9.12

Total return*	8.81%	0.01%		(1.39%)	5.74%	6.89%	5.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$195,029	$175,826		$ 228,440	$255,300	$132,934	$109,488
Ratios to average net assets
Expenses‡	1.65%	1.79%	†	1.82%	1.80%	2.02%	2.10%
Net investment income	4.76%	5.01%	†	4.54%	4.62%	5.87%	5.89%
Portfolio turnover rate	68%	30%		73%	126%	113%	107%

(a)	On March 17, 2000, the High Income Fund (formerly Evergreen Tax-Free High Income Fund) acquired the net assets of the Davis Tax-Free High Income Fund, Inc. Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 17, 2000 are those of Davis Tax-Free High Income Fund, Inc.
(b)	For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Income Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended May 31,			Year Ended September 30,

	2001	2000 (b)		1999	1998	1997 (c)

CLASS C SHARES (a)
Net asset value, beginning of period	$ 8.37	$ 8.69		$ 9.22	$ 9.25	$ 9.20

Income from investment operations
Net investment income	0.43	0.28		0.42	0.49	0.04
Net realized and unrealized gains or
losses on securities	0.29	(0.28)		(0.54)	0.03	0.03

Total from investment operations	0.72	0		(0.12)	0.52	0.07

Distributions to shareholders from
Net investment income	(0.41)	(0.32)		(0.41)	(0.50)	(0.02)
Net realized gains	0	0		0	(0.05)	0

Total distributions to shareholders	(0.41)	(0.32)		(0.41)	(0.55)	(0.02)

Net asset value, end of period	$ 8.68	$ 8.37		$ 8.69	$ 9.22	$ 9.25

Total return*	8.77%	0.05%		(1.34%)	5.74%	0.77%
Ratios and supplemental data
Net assets, end of period (thousands)	$64,890	$32,942		$41,642	$36,594	$2,430
Ratios to average net assets
Expenses‡	1.65%	1.77%	†	1.83%	1.77%	2.03%	†
Net investment income	4.70%	5.02%	†	4.53%	4.65%	5.85%	†
Portfolio turnover rate	68%	30%		73%	126%	113%

	Year Ended May 31,		Year Ended September 30,

	2001	2000 (b)	1999	1998 (d)

CLASS I SHARES (a)††
Net asset value, beginning of period	$ 8.33	$8.66	$9.19	$9.20

Income from investment operations
Net investment income	0.52	0.33	0.48	0.54
Net realized and unrealized gains or
losses on securities	0.29	(0.28)	(0.52)	0.03

Total from investment operations	0.81	0.05	(0.04)	0.57

Distributions to shareholders from
Net investment income	(0.50)	(0.38)	(0.49)	(0.53)
Net realized gains	0	0	0	(0.05)

Total distributions to shareholders	(0.50)	(0.38)	(0.49)	(0.58)

Net asset value, end of period	$ 8.64	$8.33	$ 8.66	$9.19

Total return	9.90%	0.63%	(0.51%)	6.34
Ratios and supplemental data
Net assets, end of period (thousands)	$1,452	$189	$1,292	$883
Ratios to average net assets
Expenses‡	0.66%	0.83%†	0.93%	0.93%	†
Net investment income	5.70%	5.95%†	5.43%	5.49%	†
Portfolio turnover rate	68%	30%	73%	126%

(a)	On March 17, 2000, the High Income Fund (formerly Evergreen Tax-Free High Income Fund) acquired the net assets of the Davis Tax-Free High Income Fund Inc. Davis Tax-Free High Income Fund Inc. was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 17, 2000 are those of Davis Tax-Free High Income Fund Inc.
(b)	For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.
(c)	For the period from August 18, 1997 (commencement of class operations) to September 30, 1997.
(d)	For the period from October 6, 1997 (commencement of class operations) to September 30, 1998.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Effective at the close of business on May 11, 2001 Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended May 31,

	2001	2000	1999 #	1998 (a) #

CLASS A SHARES
Net asset value, beginning of period	$ 6.70	$ 7.48	$ 7.78	$ 7.91

Income from investment operations
Net investment income	0.33	0.35	0.34	0.13
Net realized and unrealized gains or losses on securities	0.42	(0.74)	(0.07)	(0.13)

Total from investment operations	0.75	(0.39)	0.27	0

Distributions to shareholders from
Net investment income	(0.34)	(0.35)	(0.34)	(0.13)
Net realized gains	0	(0.04)	(0.23)	0

Total distributions to shareholders	(0.34)	(0.39)	(0.57)	(0.13)

Net asset value, end of period	$ 7.11	$ 6.70	$ 7.48	$ 7.78

Total return*	11.32%	(5.29%)	3.64%	0.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$863,113	$899,427	$1,099,718	$1,243,327
Ratios to average net assets
Expenses‡	0.85%	0.87%	0.85%	0.93%†
Net investment income	4.72%	4.97%	4.49%	4.69%†
Portfolio turnover rate	67%	86%	90%	77%

	Year Ended May 31,				Year Ended December 31,

	2001	2000 #	1999 #	1998 (b) #		1997	1996

CLASS B SHARES
Net asset value, beginning of period	$ 6.70	$ 7.48	$ 7.78	$ 7.82		$ 7.71	$ 7.86

Income from investment operations
Net investment income	0.28	0.30	0.29	0.12		0.38	0.41
Net realized and unrealized gains or
losses on securities	0.41	(0.74)	(0.07)	(0.03)		0.23	(0.17)

Total from investment operations	0.69	(0.44)	0.22	0.09		0.61	0.24

Distributions to shareholders from
Net investment income	(0.28)	(0.30)	(0.29)	(0.13)		(0.40)	(0.39)
Net realized gains	0	(0.04)	(0.23)	0		(0.10)	0

Total distributions to shareholders	(0.28)	(0.34)	(0.52)	(0.13)		(0.50)	(0.39)

Net asset value, end of period	$ 7.11	$ 6.70	$ 7.48	$ 7.78		$ 7.82	$ 7.71

Total return*	10.50%	(6.00%)	2.86%	1.15%		8.15%	3.15%
Ratios and supplemental data
Net assets, end of period (thousands)	$48,284	$54,673	$78,169	$124,664		$1,375,730	$1,557,686
Ratios to average net assets
Expenses‡	1.60%	1.62%	1.60%	1.26%	†	0.96%	0.87%
Net investment income	3.97%	4.22%	3.74%	4.32%	†	4.97%	5.34%
Portfolio turnover rate	67%	86%	90%	77%		126%	69%

(a)	For the period from January 20, 1998 (commencement of class operations) to May 31, 1998.
(b)	For the five months ended May 31, 1998. The Fund changed its fiscal year end from December 31 to May 31, effective May 31, 1998.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended May 31,

	2001	2000	1999#	1998(a)#

CLASS C SHARES
Net asset value, beginning of period	$6.70	$7.48	$7.78	$7.85

Income from investment operations
Net investment income	0.27	0.29	0.29	0.11
Net realized and unrealized gains or losses on securities	0.42	(0.73)	(0.07)	(0.07)

Total from investment operations	0.69	(0.44)	0.22	0.04

Distributions to shareholders from
Net investment income	(0.28)	(0.30)	(0.29)	(0.11)
Net realized gains	0	(0.04)	(0.23)	0

Total distributions to shareholders	(0.28)	(0.34)	(0.52)	(0.11)

Net asset value, end of period	$7.11	$6.70	$7.48	$7.78

Total return*	10.50%	(6.00%)	2.87%	0.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$43,610	$46,580	$6,899	$7,708
Ratios to average net assets
Expenses‡	1.60%	1.59%	1.60%	1.68%†
Net investment income	3.97%	4.24%	3.75%	3.94%†
Portfolio turnover rate	67%	86%	90%	77%

	Year Ended May 31,

	2001	2000	1999 (b) #

CLASS I SHARES††
Net asset value, beginning of period	$6.70	$7.48	$7.57

Income from investment operations
Net investment income	0.36	0.36	0.04
Net realized and unrealized gains or losses on securities	0.41	(0.73)	(0.10)

Total from investment operations	0.77	(0.37)	(0.06)

Distributions to shareholders from
Net investment income	(0.36)	(0.37)	(0.03)
Net realized gains	0	(0.04)	0

Total distributions to shareholders	(0.36)	(0.41)	(0.03)

Net asset value, end of period	$7.11	$6.70	$7.48

Total return	11.60%	(5.05%)	(0.79%)
Ratios and supplemental data
Net assets, end of period (thousands)	$1,039	$442	$1
Ratios to average net assets
Expenses‡	0.60%	0.61%	0.52%†
Net investment income	4.94%	5.32%	5.44%†
Portfolio turnover rate	67%	86%	90%

(a)	For the period from January 26,1998 (commencement of class operations) to May 31,1998.
(b)	For the period from April 30,1999 (commencement of class operations) to May 31, 1999.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended May 31,					Year Ended August 31, 1996
	2001	2000	1999	1998	1997(a)

CLASS A SHARES
Net asset value, beginning of period	$9.72	$10.12	$10.19	$10.09	$10.08	$10.17

Income from investment operations
Net investment income	0.44	0.41	0.40	0.41	0.30	0.43
Net realized and unrealized gains or
losses on securities	0.26	(0.33)	0.01	0.10	0.01	(0.09)

Total from investment operations	0.70	0.08	0.41	0.51	0.31	0.34

Distributions to shareholders from
Net investment income	(0.44)	(0.41)	(0.40)	(0.41)	(0.30)	(0.43)
Net realized gains	0	(0.07)	(0.08)	0	0	0

Total distributions to shareholders	(0.44)	(0.48)	(0.48)	(0.41)	(0.30)	(0.43)

Net asset value, end of period	$9.98	$9.72	$10.12	$10.19	$10.09	$10.08

Total return*	7.38%	0.77%	4.09%	5.11%	3.08%	3.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$8,477	$8,659	$7,975	$6,569	$6,072	$27,722
Ratios to average net assets
Expenses‡	0.71%	0.72%	0.75%	0.85%	0.96%†	1.11%
Net investment income	4.50%	4.16%	3.93%	4.01%	3.94%†	4.05%
Portfolio turnover rate	48%	43%	65%	78%	34%	29%

	Year Ended May 31,					Year Ended August 31, 1996
	2001	2000	1999	1998	1997(a)

CLASS B SHARES
Net asset value, beginning of period	$9.72	$10.12	$10.19	$10.10	$10.08	$10.17

Income from investment operations
Net investment income	0.36	0.32	0.31	0.32	0.23	0.34
Net realized and unrealized gains or losses on securities	0.26	(0.33)	0.01	0.09	0.02	(0.09)

Total from investment operations	0.62	(0.01)	0.32	0.41	0.25	0.25

Distributions to shareholders from
Net investment income	(0.36)	(0.32)	(0.31)	(0.32)	(0.23)	(0.34)
Net realized gains	0	(0.07)	(0.08)	0	0	0

Total distributions to shareholders	(0.36)	(0.39)	(0.39)	(0.32)	(0.23)	(0.34)

Net asset value, end of period	$9.98	$9.72	$10.12	$10.19	$10.10	$10.08

Total return*	6.42%	(0.14%)	3.16%	4.07%	2.49%	2.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,401	$4,639	$6,232	$5,790	$6,742	$7,413
Ratios to average net assets
Expenses‡	1.61%	1.62%	1.65%	1.74%	1.86%†	2.07%
Net investment income	3.59%	3.23%	3.04%	3.11%	3.04%†	3.28%
Portfolio turnover rate	48%	43%	65%	78%	34%	29%

(a)	For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended May 31,					Year Ended August 31, 1996
	2001	2000	1999	1998	1997(a)

CLASS I SHARES††
Net asset value, beginning of period	$9.72	$10.12	$10.19	$10.10	$10.07	$10.17

Net investment income	0.46	0.42	0.41	0.42	0.30	0.43

Net realized and unrealized gains or losses on securities	0.25	(0.33)	0.01	0.09	0.03	(0.10)
Total from investment operations	0.71	0.09	0.42	0.51	0.33	0.33

Distributions to shareholders from
Net investment income	(0.45)	(0.42)	(0.41)	(0.42)	(0.30)	(0.43)

Net realized gains	0	(0.07)	(0.08)	0	0	0

Total distributions to shareholders	(0.45)	(0.49)	(0.49)	(0.42)	(0.30)	(0.43)

Net asset value, end of period	$9.98	$9.72	$10.12	$10.19	$10.10	$10.07

Total return	7.49%	0.87%	4.20%	5.11%	3.36%	3.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$128,558	$139,534	$160,325	$167,905	$32,293	$34,893
Ratios to average net assets
Expenses‡	0.61%	0.62%	0.65%	0.70%	0.86%†	0.90%
Net investment income	4.59%	4.23%	4.04%	4.18%	4.04%†	4.27%
Portfolio turnover rate	48%	43%	65%	78%	34%	29%

(a)	For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Effective at the close of business on May 11, 2001 Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–97.3%
Airport–2.4%
Albuquerque, NM, Arpt. RB, Ser. A, 6.35%, 07/01/2007, (Insd. by
AMBAC)	AAA	$500,000	$525,700
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt.,
6.00%, 01/01/2015	AAA	2,000,000	2,138,140

			2,663,840

Education–1.7%
Alaska Student Loan Corp. Student Loan RB, Ser. A,
5.45%, 07/01/2016, (Insd. by AMBAC)	AAA	1,000,000	1,003,190
Elk Grove, CA Unified Sch. Dist. 1, Spl. Tax, Refunding,
6.50%, 12/01/2024	AAA	500,000	592,920
New York Dorm. Auth. RB, State Univ. Edl. Facs., Ser. A,
5.875%, 05/15/2011, (Insd. by AMBAC/TCRS)	AAA	250,000	279,998

			1,876,108

General Obligation–Local–16.9%
Albany Cnty., NY GO, Pub. Impt., Ser. B, 5.60%, 03/15/2014	AAA	400,000	419,064
Clark Cnty., NV Sch. Dist. GO, Ser. A, 5.75%, 06/15/2011	AAA	1,000,000	1,085,010
Cook Cnty., IL GO, Refunding, Ser. A, 5.625%, 11/15/2016,
(Insd. by MBIA)	AAA	1,000,000	1,038,560
Dist. of Columbia GO, Ser. B, 5.50%, 06/01/2012, (Insd. by
FSA)	AAA	1,000,000	1,059,040
Forest Hills, OH Loc. Sch. Dist. GO, Sch. Impt.,
5.70%, 12/01/2016, (Insd. by MBIA)	AAA	1,500,000	1,570,155
Hempstead Town, NY RB, Ser. B, 5.625%, 02/01/2015, (Insd.
by FGIC)	AAA	100,000	110,043
Kings Local Sch. Dist., OH GO, 7.50%, 12/01/2016, (Insd. by
FGIC)	AAA	1,000,000	1,269,950
Lawrence Twnshp., IN Metropolitan Sch. Dist. GO,
6.875%, 07/05/2011, (Insd. by MBIA/IBC)	AAA	1,500,000	1,742,850
Nassau Cnty., NY GO, Combined Swr. Dist., Refunding, Ser. B,
6.00%, 05/01/2014	AAA	695,000	779,554
New Rochelle, NY GO, Ser. B, 6.15%, 08/15/2017, (Insd. by
MBIA)	AAA	600,000	634,368
New York, NY GO:
Ser. D, 5.375%, 08/01/2017, (Insd. by FGIC/TCRS)	AAA	1,500,000	1,533,195
Ser. G, 5.35%, 08/01/2013, (Insd. by FGIC)	AAA	1,500,000	1,567,725
Niagara Falls, NY GO, Pub. Impt.:
7.50%, 03/01/2014, (Insd. by MBIA)	AAA	500,000	630,320
7.50%, 03/01/2016, (Insd. by MBIA)	AAA	750,000	950,265
Pittsburgh, PA GO, Ser. A, 5.375%, 09/01/2014, (Insd. by FGIC)	AAA	2,505,000	2,593,351
Snohomish Cnty., WA Sch. Dist. No. 015 GO, Refunding,
5.25%, 12/01/2015, (Insd. by FGIC)	AAA	1,000,000	1,011,670

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
General Obligation–Local–continued
Weatherford, TX Independent Sch. Dist. GO, Capital Appreciation,
0.00%, 02/15/2022, (Gtd. by PSF)¤	AAA	$3,000,000	$875,040

			18,870,160

Hospital–10.7%
California Hlth. Facs. Fin. Auth. RB, Refunding, Ser. A,
5.75%, 07/01/2015	AAA	1,000,000	1,050,100
Greenville Hosp. Sys. SC Hosp. Facs. RB, Ser. A,
5.75%, 05/01/2014, (Insd. by MBIA/IBC)	AAA	2,300,000	2,413,413
Illinois Hlth. Facs. Auth. RB, Sherman Hlth. Sys.,
5.25%, 08/01/2017	AAA	1,000,000	995,610
Illinois Hlth. Facs. Auth. RRB, Ser. AA, 6.50%, 06/01/2012, (Insd.
by MBIA)	AAA	1,750,000	2,005,185
Knox Cnty., TN Hlth. Edl. & Hsg. Facs. RRB, Fort Sanders
Alliance, 6.25%, 01/01/2013, (Insd. by MBIA)	AAA	1,700,000	1,905,734
Oklahoma Indl. Auth. RRB, Interris Baptist Medical Center, Inc.
Ser. A, 6.25%, 08/15/2015, (Insd. by MBIA)	AAA	2,000,000	2,183,980
Orange Cnty., FL Hlth. Facs. Auth. RB, Ser. C,
6.25%, 10/01/2016, (Insd. by MBIA)	AAA	295,000	336,872
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	A+	1,000,000	1,087,790

			11,978,684

Housing–17.1%
Alaska Hsg. Fin. Corp. RB, Ser. A, 5.40%, 12/01/2013	AA-	1,000,000	1,022,560
Aurora, CO Hsg. Auth. MHRB, 6th Avenue Proj., Ser. A,
5.70%, 12/01/2018, (LOC: US Bank, NA)	Aa3	1,000,000	1,000,870
California HFA Home Mtge. RB, Ser. L, 6.40%, 08/01/2027, (Insd.
by MBIA)	AAA	435,000	456,789
California HFA MHRB, Ser. B, 6.05%, 08/01/2016, (Insd. by
AMBAC/Insd. by FHA)	AAA	1,000,000	1,045,730
California HFA SFHRB, Ser. A-1, Cl. 3, 5.70%, 08/01/2011	AAA	740,000	787,708
Dist. of Columbia HFA Mtge. SFHRB, Ser. B, 5.85%, 12/01/2018,
(Insd. by GNMA/FNMA)	AAA	1,965,000	2,016,188
Escambia Cnty., FL HFA SFHRB, Multi Cnty. Program, Ser. A,
5.50%, 10/01/2021, (Insd. by FNMA & GNMA)	Aaa	1,000,000	995,070
Georgia HFA SFHRB, Sub Ser. D4, 5.50%, 06/01/2017	AAA	1,000,000	1,008,830
Idaho Hsg. & Fin. Assn. RB, 6.00%, 07/01/2014	A1	2,000,000	2,104,740
Idaho Hsg. Agcy. SFHRB, Ser C-1, 6.30%, 07/01/2011, (Insd.
by FHA)	Aa1	480,000	492,528
Massachusetts HFA SFHRB, Ser. 73, 5.90%, 12/01/2019, (Insd.
by FSA)	AAA	1,495,000	1,538,550
Minnesota HFA SFHRB, Ser. H, 6.70%, 01/01/2018	AA+	315,000	327,994
New York HFA MHRB, Ser. B, 6.35%, 08/15/2023, (Insd. by
AMBAC/HFA)	AAA	1,000,000	1,049,270

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Housing–continued
New York Mtge. Agcy. RB, Homeowner Mtge., Ser. 86,
5.95%, 10/01/2020	Aa1	$1,000,000	$1,032,230
Ohio HFA Mtge. RB, Ser. A-2, 6.625%, 03/01/2026, (Insd. by
GNMA)	Aaa	385,000	410,248
Utah HFA SFHRB, Sr. Ser. E-1, 5.375%, 07/01/2018, (Insd. by
FHA)	AAA	1,000,000	1,003,160
Wisconsin Hsg. & EDA RB:
Ser. B, 5.60%, 09/01/2016	AA	1,255,000	1,269,947
Refunding, Ser. E, 5.80%, 09/01/2017	AA	1,500,000	1,541,565

			19,103,977

Industrial Development Revenue–6.5%
Florence Cnty., SC PCRRB, E. I. Du Pont, 6.35%, 07/01/2022	AA-	1,000,000	1,065,660
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D,
6.75%, 03/01/2015, (Insd. by AMBAC)	AAA	3,000,000	3,328,350
Islip, NY Resources Recovery Agcy. RB, Ser. B,
7.25%, 07/01/2011, (Insd. by AMBAC)	AAA	100,000	120,439
Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co. Proj., Ser. B,
6.40%, 09/01/2029, (Insd. by MBIA)	AAA	1,000,000	1,056,910
Mercer Cnty., ND PCRRB, Basin Elec. Pwr. Proj., Ser. 2,
6.05%, 01/01/2019, (Insd. by AMBAC)	AAA	1,500,000	1,573,605
New York, NY IDA RB, Japan Airlines Co., 6.00%, 11/01/2015	Aaa	90,000	94,252

			7,239,216

Lease–4.0%
Bakersfield, CA COP, Convention Ctr. Expansion Proj.,
5.80%, 04/01/2017, (Insd. by MBIA)	AAA	500,000	526,715
Kansas City, MO Muni. Assist. Corp. RB, Ser. B,
5.85%, 01/15/2016	AAA	2,000,000	2,088,040
New York Env. Facs. Corp. RRB, Riverbank State Park,
5.50%, 04/01/2016, (Insd. by AMBAC)	AAA	250,000	258,657
Santa Ana, CA Fin. Auth. Lease RB, Police Admin. & Hldg. Facs.,
Ser. A, 6.25%, 07/01/2015, (Insd. by MBIA)	AAA	300,000	344,478
Texas Public Fin. Auth. Bldg. RB, Ser. A, 5.70%, 02/01/2013,
(Insd. by FSA)	AAA	1,160,000	1,235,760

			4,453,650

Port Authority–2.4%
Port Auth. NY & NJ RB, Spl. Proj. JFK Intl. Arpt. Terminal 6,
5.90%, 12/01/2017, (Insd. by MBIA)	AAA	2,000,000	2,114,200
Port Auth. of NY & NJ RB, Ser. 97, 6.50%, 07/15/2019, (Insd. by
FGIC)	AAA	500,000	541,140

			2,655,340

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Power–7.7%
Piedmont Muni. Pwr. Agcy. SC Elec. RRB, 5.00%, 01/01/2015,
(Insd. by MBIA/IBC)	AAA	$2,000,000	$1,989,400
Superior, WI Ltd. Obl. RRB, Midwest Energy, Ser. E,
6.90%, 08/01/2021, (Insd. by FGIC)	AAA	4,500,000	5,434,245
Texas Muni. Pwr. Agcy. RB, Cap Apprec. – Refunding,
0.00%, 09/01/2015, (Insd. by MBIA)¤	AAA	2,600,000	1,225,250

			8,648,895

Pre-Refunded–0.6%
Orange Cnty., FL Hlth. Facs. Auth. RB, Pre-refunded, Ser. C,
6.25%, 10/01/2016, (Insd. by MBIA)	AAA	610,000	698,011

Special Tax–6.1%
George L. Smith II, GA World Congress Ctr. Auth. RB, Domed
Stadium Proj., 6.00%, 07/01/2011	AAA	1,000,000	1,101,730
Metropolitan Atlanta Rapid Trans. GA Sales Tax RRB, Ser. A,
5.50%, 07/01/2016, (Insd. by MBIA)	AAA	2,500,000	2,578,175
Metropolitan Football Stadium Dist. CO, Sales Tax RB, Ser. A,
0.00%, 01/01/2012, (Insd. by MBIA)¤	AAA	3,225,000	1,906,330
San Jose, CA Redev. Agcy. Tax Allocation, Merged Area Redev.
Proj., 6.00%, 08/01/2015, (Insd. by MBIA)	AAA	1,100,000	1,235,674

			6,821,909

Tobacco Revenue–1.8%
Washington, DC Tobacco Settlement Fin. Corp. RB,
6.25%, 05/15/2024	A	2,000,000	2,012,520

Transportation–10.5%
Broward Cnty., FL Arpt. Sys. RB, Ser. G, 5.125%, 10/01/2016,
(Insd. by AMBAC)	AAA	1,000,000	985,730
Massachusetts Port Auth. RRB, Ser. A, 5.50%, 07/01/2016,
(Insd. by MBIA)	AAA	1,000,000	1,036,100
New Jersey Trans. Trust Fund Auth. RB:
Ser. A, 5.75%, 06/15/2016	AA	1,000,000	1,096,400
Ser. A, 5.75%, 06/15/2015	AA	1,000,000	1,100,510
New Jersey Transit Corp. COP, Fed. Transit Admin. Grants,
Ser. A, 6.125%, 09/15/2015, (Insd. by AMBAC)	AAA	1,500,000	1,647,375
Niagara, NY Frontier Auth. Arpt. RB, Greater Buffalo Intl. Arpt.,
Ser. A, 6.125%, 04/01/2014, (Insd. by AMBAC)	AAA	100,000	106,641
Sacramento Cnty., CA Arpt. Sys. RB, Ser. A, 6.00%, 07/01/2011,
(Insd. by MBIA)	AAA	1,000,000	1,080,060
Salt Lake City, UT Arpt. RB, Ser. A, 6.00%, 12/01/2012, (Insd. by
FGIC)	AAA	1,000,000	1,044,510

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Transportation–continued
San Francisco, CA City & Cnty. Arpt. RB, 5.50%, 05/01/2015,
(Insd. by FSA)	AAA	$2,000,000	$2,066,780
Wisconsin Trans. RB, Ser. B, 5.50%, 07/01/2022	AA-	1,500,000	1,500,240

			11,664,346

Water & Sewer–8.9%
Brighton Township, MI Swr. Drainage Dist. GO,
5.25%, 10/01/2016, (Insd. by FSA)	AAA	1,625,000	1,644,646
Chicago, IL Wastewater Transmission RB, 2nd Lien,
6.00%, 01/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,093,910
Detroit, MI Wtr. Supply Sys. RB, Sr. Lien, Ser. A,
5.50%, 07/01/2014, (Insd. by FGIC)	AAA	1,500,000	1,576,590
Houston, TX Wtr. Conveyance Sys. Contract COP, Ser. H,
7.50%, 12/15/2014, (Insd. by AMBAC)	AAA	1,000,000	1,246,010
Suffolk Cnty., NY IDA Southwest Swr. Sys. RB,
6.00%, 02/01/2008, (Insd. by FGIC)	AAA	1,000,000	1,106,100
Texas Wtr. Dev. Board RB, Sr. Lien, Ser. B,
5.125%, 07/15/2018	AAA	1,000,000	987,040
Upper Trinity Regl. Wtr. Dist., Texas Wtr. RB, Ser. A,
6.00%, 08/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,079,600
Wisconsin Clean Wtr. RB, Ser. 1, 6.875%, 06/01/2011	AA+	1,000,000	1,186,910

			9,920,806

Total Investments–(cost $102,129,677)–97.3%			108,607,462
Other Assets and Liabilities–2.7%			2,999,132

Net Assets–100.0%			$111,606,594

See Combined Notes to Schedules of Investments.

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–91.4%
Airport–7.7%
Chicago, IL O’Hare Intl. Arpt. RB, Ser. A, 7.50%, 01/01/2016	A+	$1,035,000	$1,048,869
Dallas Fort Worth, TX Regl. Airport RB, 6.00%, 11/01/2021	AAA	450,000	450,302
Denver, CO City & Cnty. Arpt. RB, 7.25%, 11/15/2023	AAA	5,075,000	5,415,431
Hawaii Arpt. Sys. RB:
6.75%, 07/01/2021	AAA	2,040,000	2,086,736
7.00%, 07/01/2018	AAA	8,915,000	9,122,898
Ser. 2, 7.00%, 07/01/2018, (AMT)	A-	10,100,000	10,333,411
Metro Nashville, TN Arpt. Auth. RB, Ser. C,
6.60%, 07/01/2015	AAA	5,400,000	5,524,254

			33,981,901

Community Development District–1.3%
Los Angeles, CA Community Redev. Agcy. Tax Allocation RB,
Ser. G, 6.75%, 07/01/2010	NR	930,000	940,435
Maryland Community Dev. Dept. Hsg. RB, 7.30%, 04/01/2025	Aa2	125,000	130,668
Menlo Park, CA Community Dev. Agcy. RB, 8.25%, 12/01/2028,
(Insd. by FHA)	Aa	2,700,000	2,777,301
Miami, FL Spl. Obl. RB, Ser. A, 7.375%, 07/01/2006, (Insd. by
MBIA)	AAA	260,000	260,915
Rohnert Park, CA Community Agcy. Tax RB,
6.50%, 08/01/2020	AAA	1,550,000	1,584,084

			5,693,403

Continuing Care Retirement Community–5.7%
Albuquerque, NM Hlth. Care Sys. RB, Lovelace Med. Foundation
Proj., 12.00%, 03/01/2011	A1	120,000	120,816
Allegany Cnty., MD IDRB, Morgan Manor Care Ctr.,
12.45%, 02/01/2027, (Insd. by FHA)	A	880,000	1,006,544
Belmont Cnty., OH Hlth. Sys. RB, East Ohio Regl. Hosp.,
5.80%, 01/01/2018	BB	2,200,000	1,709,026
Birmingham, AL Med. Ctr. East Spl. RB, 7.25%, 07/01/2015, (Insd.
by MBIA)	AAA	3,770,000	3,781,498
Brevard Cnty., FL Hlth. Facs. Auth. RRB, Retirement Hsg.
Foundation, 5.50%, 06/06/2001	A	2,000,000	2,000,000
Brevard, NC Hsg. Auth. RB, Ascend Healthcare, 7.50%, VRDN	NR	500,000	250,000
California Statewide Community Dev. Auth. RB, Retirement Hsg.
Foundation, 5.50%, 06/06/2001	A	3,000,000	3,000,000
Carmel, IN Retirement Rental Hsg. RB, Beverly Enterprises
Indiana Proj., 8.75%, 12/01/2008	NR	425,000	445,880
Clarksville, IN RB, 5.50%, 06/06/2001	NR	2,000,000	2,000,000
Connecticut Dev. Hlth. Care RB, Independent Living Proj., Ser. B,
8.00%, 07/01/2017	NR	600,000	666,606
Crossville, TN Hlth. & Edl. Board RB, Mtge. First Century Place,
7.75%, 06/01/2013	NR	500,000	509,450

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Continuing Care Retirement Community–continued
Dover, TN Hlth. & Edl. Facs. RB, Wessex Corp.,
9.50%, 09/01/2011	NR	$270,000	$270,473
Glasgow, WV Hlth. Facs. RB, 9.50%, 09/01/2001	NR	60,000	60,344
Kansas City, MO EDA RB, 8.00%, 12/01/2002	NR	150,000	152,102
Kentucky Economic Dev. Fin. Auth. RRB, Retirement Hsg.
Foundation, 5.50%, VRDN	A	2,000,000	2,000,000
Massachusetts Hlth. Edl. Facs. RB:
Caregroup Issue, Ser. A, 4.75%, 07/01/2020	AAA	2,000,000	1,818,300
New England Sch. of Law:
8.30%, 07/01/2003	A-	125,000	125,514
8.30%, 07/01/2004	A-	125,000	125,514
Southcoast Hlth. Sys., Ser. A, 4.75%, 07/01/2027, (Insd. by
MBIA)	Aaa	1,750,000	1,553,317
New Hampshire Higher Edl. & Hlth. RB, 8.40%, 08/01/2011	NR	500,000	519,295
New Tazewell, TN Hlth.& Edl. RB, 10.00%, 06/01/2017	NR	420,000	421,071
Pell City, AL Spl. Care Facs. Fin. Auth. RB, Ser. A,
8.50%, 07/01/2018	NR	500,000	520,900
Volusia Cnty., FL IDA RRB, 5.50%, VRDN	NA	2,000,000	2,000,000

			25,056,650

Education–4.6%
California Edl. Facs. Auth. RB, 7.00%, 03/01/2016	AAA	270,000	273,496
Clemson Univ., SC COP, 6.90%, 12/01/2007	AAA	100,000	100,312
Connecticut Higher Ed. Loan RB, 7.375%, 11/15/2005	A1	565,000	566,243
Florida Board of Ed. Capital Outlay RRB, Ser. A,
6.00%, 06/01/2025	AA+	500,000	500,330
Illinois Edl. Facs. Auth. RRB, 5.50%, 11/15/2019	BBB-	500,000	397,955
Illinois Student Assistance Loan RB, Sr. Ser. B,
6.40%, 03/01/2005	Aaa	450,000	465,547
Jefferson Cnty., CO School Dist. R001 RB, 5.00%, 06/27/2001	SP-1+	10,000,000	10,012,500
Leander, TX Independent Sch. Dist. GO, 0.00%, 08/15/2028¤	AAA	22,055,000	4,014,892
Massachusetts Edl. Loan Auth. RB, Ser. A, 7.65%, 01/01/2007	AA	455,000	456,720
Missouri Sch. Boards Assn. COP, 7.375%, 03/01/2006	AAA	65,000	65,535
New York Dormitory Auth. RB, 7.80%, 12/01/2005	AAA	1,275,000	1,309,629
Palestine, TX Independent Sch. Dist. RRB, 6.35%, 02/15/2008	AAA	250,000	250,655
Pottsville, PA School Dist. RB:
Ser. B, 5.10%, 09/01/2003	AAA	665,000	666,004
Ser. B, 5.125%, 03/01/2004	AAA	665,000	665,845
Sumter Cnty., SC Sch. Dist. Number 2 RB, 8.125%, 04/01/2010	NR	335,000	339,077
Texas Higher Ed. Board College RB, 7.20%, 04/01/2002	A1	60,000	61,561

			20,146,301

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Electric Revenue–0.1%
Piedmont, SC Muni. Pwr. Agcy. Elec. RB, 6.85%, 01/01/2007	AAA	$590,000	$603,535

Escrow–0.4%
First FL Govt. Fin. Commission RB, 5.75%, 07/01/2009	AAA	300,000	300,702
Maryland Local Govt. Ins. Trust RB, Capitalization Program
Certificates, 7.125%, 08/01/2009	A	125,000	127,074
Savannah, GA EDA RB, First Mtge. Coastal Care Resources,
7.75%, 09/01/2027	NR	1,000,000	450,000
Selma, CA Public Fin. Auth. RB, Ser. A, 5.875%, 09/15/2022	AAA	745,000	745,447

			1,623,223

General Obligation–Local–2.5%
Aberdeen, SD GO:
6.90%, 07/01/2004	AAA	250,000	250,780
7.00%, 02/01/2002	A3	400,000	402,400
Austin, TX GO:
6.75%, 09/01/2004	AA+	150,000	150,390
7.00%, 09/01/2002	AA+	375,000	376,222
Birmingham Jefferson, AL GO:
6.70%, 09/01/2005	NR	220,000	245,170
6.75%, 09/01/2006	NR	285,000	323,059
Bristol, CT GO:
7.30%, 06/15/2002	AAA	505,000	509,277
7.40%, 06/15/2003	AAA	100,000	100,855
Broward Cnty., FL GO, 7.00%, 08/15/2011	AAA	570,000	585,806
Chicago, IL GO, 6.375%, 01/01/2004	AAA	400,000	401,056
Chicago, IL Sch. Fin. Auth. GO, Ser. B, 7.60%, 06/01/2001	AAA	250,000	250,000
Coconino & Mohave Cnty., AZ GO, 0.00%, 07/01/2002¤	Baa3	230,000	221,044
Decatur, IL GO, 6.90%, 10/01/2014	AAA	350,000	354,526
Garner, NC GO, 6.50%, 06/01/2006	AA-	275,000	281,243
Hamilton Creek, CO Metro Dist. GO, 11.25%, 12/01/2004	NR	180,000	153,000
Lackawanna Cnty., PA GO, 5.70%, 10/01/2014	AAA	1,000,000	1,000,630
Louisiana Joya, TX Independent School Dist. GO,
7.00%, 08/01/2002	AAA	185,000	185,592
Mentor, OH GO, 7.15%, 12/01/2011	NR	500,000	514,975
Meridian Metro Dist., CO GO, 7.50%, 12/01/2011	Baa1	2,500,000	2,566,300
Mobile, AL GO, 0.00%, 08/15/2015¤	AAA	500,000	202,755
New Haven, CA Unified Sch. Dist. GO, Ser. B,
0.00%, 08/01/2013, (Insd. by FGIC)¤	AAA	650,000	348,069
New York, NY GO, 7.00%, 08/01/2002	AAA	165,000	166,058
Willistown Township, PA GO, 6.90%, 12/15/2014	A1	650,000	661,615
Zanesville, OH GO, Ser. A, 6.90%, 12/01/2009	AAA	665,000	673,738

			10,924,560

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
General Obligation–State–0.7%
California GO, 6.25%, 10/01/2019	A+	$300,000	$317,664
Hawaii GO, Ser. B, 6.00%, 11/01/2002	A+	2,000,000	2,043,320
Nevada GO, Nevada Muni. Bond Bank Proj., 8.40%, 9/01/2001	AAA	500,000	506,835
Oregon GO, Elderly & Disabled Hsg., 6.70%, 08/01/2005	AA	255,000	259,034

			3,126,853

Hospital–13.5%
Allegheny Cnty., PA Hosp. Dev. Auth. RB, 9.25%, 11/15/2030	B+	17,000,000	17,081,770
Butler Cnty., OH Hosp. Facs. RB, Middletown Regl. Hosp.,
6.75%, 11/15/2010	AAA	2,250,000	2,330,932
California Hlth. Facs. Financing RB:
6.75%, 03/01/2014	AAA	545,000	557,355
7.00%, 03/01/2013	AAA	440,000	450,085
7.10%, 07/01/2019	A+	325,000	325,910
AMT Home Mtge., Ser. L, 0.00%, 02/01/2031¤	AAA	1,220,000	199,507
Cnty. Program, Ser. B, 7.20%, 01/01/2012	Aaa	130,000	130,352
Insured Adventist, 6.50%, 03/01/2014	AAA	420,000	430,013
Colorado Hlth. Facs. Auth. RB, Lutheran Med. Ctr. Proj.,
7.25%, 10/01/2014	AAA	480,000	485,914
Colquitt Cnty., GA Dev. Auth. RB, 0.00%, 12/01/2021¤	Aaa	2,575,000	657,681
Crittenden Cnty., AR Hosp. RB:
7.00%, 07/01/2020	BBB+	1,000,000	1,017,990
7.15%, 07/01/2025	BBB+	1,000,000	1,022,970
Culpeper, VA IDA RRB, Med Facs. America, 6.40%, 01/15/2003	AA-	250,000	250,565
Dade Cnty., FL Hlth. Facs. Hosp. RB, Miami Children’s Hosp.,
6.875%, 08/15/2017, (Insd. by FGIC)	AAA	260,000	261,485
Delaware Hlth. Facs. Auth. RB, 7.00%, 10/01/2003	AAA	1,500,000	1,519,050
Dubuque, IN Hosp. Facs. RB, Finley Hospital Proj.,
6.875%, 01/01/2012	A-	1,000,000	1,041,540
Hamilton Cnty., OH Hosp. Facs. RB:
7.00%, 01/01/2009, (Insd. by MBIA/IBC)	AAA	1,150,000	1,153,576
Houston Cnty., AL Hosp. Board RB, Southeast AL Med. Ctr.
Proj., 7.625%, 04/01/2007	A+	295,000	297,272
Illinois Hlth. Facs. Auth. RB:
7.60%, 08/15/2010	AAA	313,000	320,371
Ser. A, 7.90%, 08/15/2003, (Insd. by MBIA)	AAA	226,000	226,870
Elmhurst Memorial Hosp., 6.50%, 01/01/2012	AAA	1,290,000	1,336,092
Indiana Hlth. Fac. Hosp. RB, Community Hosp. Proj.,
6.85%, 07/01/2022	AAA	4,125,000	4,322,546
Jacksonville, FL Hlth. Facs. Hosp. RB:
Ser. A, 8.00%, 10/01/2015	NR	460,000	430,583
Ser. B, 8.00%, 10/01/2015	NR	270,000	252,733

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Hospital–continued
Kansas Dev. Fin. Auth. Hlth. RB, 5.375%, 11/15/2024	AAA	$185,000	$184,872
Lakewood, OH Hosp. Impt. RB, Lakewood Hosp.,
6.00%, 02/15/2010	AAA	450,000	451,031
Lehigh Cnty., PA Gen. Purpose Auth. RB, Healtheast, Inc., Ser. A,
7.00%, 07/01/2015, (Insd. by MBIA)	AAA	710,000	719,471
Louisiana Pub. Facs. Auth. Hosp. RB, Ser. A, 7.00%, 11/01/2002,
(Insd. by MBIA)	AAA	500,000	506,545
Macon Cnty., GA Med. Foundation, Inc. RRB, Flint River
Community Hosp., 9.00%, 03/01/2011	NR	750,000	749,332
Madison Cnty., IN Hosp. Auth. Facs. RB, Ser. A,
8.00%, 01/01/2014, (LOC: BIG)	AAA	1,585,000	1,590,817
Miami Cnty, OH Hosp. Facs. RB, Ser. A, 6.50%, 05/01/2021	AAA	200,000	204,328
Montgomery Cnty., OH Hosp. RB, 7.40%, 04/01/2009	AAA	515,000	516,772
New Castle, PA Area Hosp. Auth. RRB, Saint Francis Hosp.,
Ser. A, 6.50%, 11/15/2017, (Insd. by MBIA)	Ba3	120,000	90,326
New York Med. Care Facs. Fin. Agcy. RB:
7.40%, 11/01/2004	AAA	2,035,000	2,084,349
7.50%, 11/01/2011	AAA	585,000	597,431
7.75%, 02/15/2020	AAA	5,000	5,050
8.875%, 08/15/2007	BBB+	85,000	88,290
Long Term. Hlth. Care, Ser. B, 7.375%, 11/01/2011, (Insd. by
FSA)	AAA	1,100,000	1,114,773
Mental Hlth Svcs., 7.375%, 02/15/2014	A-	60,000	60,421
New York Mtge. Agcy. RB, 7.65%, 10/01/2004	Aa2	465,000	472,965
Oakland, CA Health Facs. RB, East Oakland Hlth. Ctr., Ser. A,
7.60%, 10/01/2020	A+	300,000	303,939
Peninsula Port Auth., VA Hosp. RB, 8.70%, 08/01/2023, (Insd. by
FHA)	AAA	500,000	586,000
Piedmont Hsg. Dev. Auth. First Mtge. RRB, Nash Grove Manor,
Inc., 8.00%, 01/01/2013	NR	500,000	500,315
Pima Cnty., AZ IDA Hlth. Care Corp. RB, 8.00%, 07/01/2013	AAA	455,000	456,552
San Antonio, TX Hlth. Facs. RB, Development Corp.,
8.25%, 12/01/2019	NR	1,250,000	1,275,075
Sayre, PA Hlth. Care Facs. Auth. RB:
7.70%, 12/01/2015, (Insd. by AMBAC/MBIA)	AAA	750,000	753,472
Guthrie Healthcare, Ser. A, 6.00%, 03/01/2021	AAA	450,000	450,274
Healthcare Nursing Fac., 7.25%, 10/01/2018	AAA	190,000	192,309
Sierra Vista, AZ Dev. Auth. RRB, Sierra Vista Med. Invest.,
8.50%, 08/01/2010	NR	500,000	508,125
South Carolina Jobs Economic RB, Ebenezer Nursing,
6.90%, 12/20/2036	AAA	2,300,000	2,563,557
St. Mary Hosp. Auth. Langhorne, PA RB, Ser. B,
7.00%, 07/01/2014	AAA	200,000	200,570

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Hospital–continued
St. Petersburg, FL Hlth. Facs. Auth. RB:
7.00%, 12/01/2015, (Insd. by MBIA)	AAA	$750,000	$779,557
St. Mary’s Allegheny Hlth. Sys., 7.00%, 12/01/2021,
(Insd. by MBIA)	AAA	1,610,000	1,675,350
Waco, TX Health Facs. Dev. Corp. RB, Hillcrest Baptist Med. Ctr.
Proj., 7.00%, 09/01/2005	AAA	160,000	163,690
Ward Cnty., ND Hlth. Care Facility RB, St. Joseph Hosp. Corp.
Proj., 8.875%, 11/15/2014	AAA	900,000	1,062,540
Washington Cnty., OK Med. Auth. RB, J Phillips Hosp.,
6.125%, 11/01/2014	AAA	1,060,000	1,065,014
Wataga, IL Hlth. Facs. RB, 10.00%, 09/01/2016	NR	1,000,000	700,000
Wisconsin Hlth. & Edl. RB, RFDF Inc. Proj., 7.375%, 07/15/2027	NR	1,595,000	797,500

			59,573,774

Housing–14.1%
Austin, TX Hsg. Fin. Corp SFHRB, 0.00%, 02/01/2016¤	B	5,750,000	608,408
Battery Park City Auth., NY RB, 10.00%, 06/01/2023, (Insd. by
FHA)	AAA	295,000	296,245
Beverly, WV Hsg. Corp. Mtge. RB, Beverly Manor,
11.00%, 11/15/2022, (Insd. by FHA)	NR	370,000	422,281
Broward Cnty., FL HFA RB, 0.00%, 04/01/2014¤	BBB	135,000	37,612
California HFA RB, Home Mtge.:
Ser. C, 6.80%, 08/01/2017	AA-	505,000	524,109
Ser. G, 7.25%, 08/01/2017	AA-	840,000	858,354
Charlotte, NC Hsg. Auth. RB, Ascend Healthcare, Inc.,
7.50%, 03/01/2028	NR	500,000	200,000
Colorado HFA SFHRB:
Ser. B, 7.25%, 08/01/2011	AA+	855,000	872,844
Ser. B, 7.30%, 02/01/2018	AA+	785,000	800,865
Cook Cnty., IL SFHRB, 0.00%, 07/01/2015¤	Ba2	65,000	14,464
Corpus Christi, TX HFA SFHRB, Ser. A, 7.70%, 07/01/2011	AAA	700,000	724,976
Delaware Economic Dev. Commission RB, 9.75%, 07/20/2020,
(Coll. by GNMA)	AAA	195,000	203,327
Delaware Economic Dev. MHRB, 0.00%, 12/20/2027¤	AAA	16,825,000	2,227,966
District of Columbia, HFA RB, Ser. B, 7.75%, 09/01/2016	AAA	307,500	308,084
Duval Cnty., FL HFA SFHRB, 0.00%, 10/01/2032¤	NR	7,080,000	962,809
Florida Hsg. Fin. Agcy. RB:
0.00%, 12/01/2029, (Insd. by FSA)¤	AAA	5,545,000	930,174
0.00%, 07/01/2030, (Insd. by FSA)¤	AAA	12,500,000	1,773,250
0.00%, 10/01/2002¤	NR	900,000	880,110
Grady Cnty., OK HFA SFHRB, 6.70%, 01/01/2012	AAA	660,000	675,596
Hawaii Hsg. Fin. & Dev. Corp. RB, Ser. A, 8.00%, 07/01/2023	AA	250,000	254,330
Houston, TX Hsg. Fin. Corp. RRB, Ser. A, 8.00%, 06/01/2014	A	85,000	91,421

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Housing–continued	AAA	$11,992,318	$1,238,168
Illinois Hsg. Dev. Auth. MHRB, 0.00%, 07/01/2025¤
Kansas City, KS Mtge. RB, 7.75%, 06/01/2021	AAA	380,000	383,348
Lake Charles, LA Non Profit Hsg. RB, Dev. Corp., Ser. A,
7.875%, 02/15/2025, (Insd. by FSA)	AAA	1,610,000	1,614,347
Loma Linda, CA Collateralized RRB, Multifamily Redlands,
7.375%, 06/01/2009	AAA	785,000	786,523
Los Angeles, CA Home Mtge. RB, 8.10%, 05/01/2017, (Coll. by
GNMA)	Aaa	195,000	200,836
Los Angeles, CA MHRB, Park Parthenia Proj., 7.30%, 07/20/2011,
(Coll. by GNMA)	AAA	175,000	177,205
Los Angeles, CA MHRRB, Ser. A, 7.00%, 05/01/2021, (Coll. by
GNMA)	AAA	100,000	100,129
Luzerne Cnty., PA Hsg. Corp. RB, 8.125%, 12/01/2008	NR	585,000	586,147
Manatee Cnty., FL HFA Mtge. RB, 0.00%, 10/01/2015¤	BBB	68,680	14,511
Manchester, NH Hsg. & Redev. Auth. RB:
Ser. B, 0.00%, 01/01/2016, (Insd. by ACA)¤	A	5,090,000	1,968,914
Ser. B, 0.00%, 01/01/2017, (Insd. by ACA)¤	A	5,140,000	1,846,134
Ser. B, 0.00%, 01/01/2018, (Insd. by ACA)¤	A	5,110,000	1,704,900
Ser. B, 0.00%, 01/01/2019, (Insd. by ACA)¤	A	2,570,000	797,085
Ser. B, 0.00%, 01/01/2020, (Insd. by ACA)¤	A	3,140,000	904,634
Michigan Hsg. SFHRB, Ser. A, 6.80%, 12/01/2012	AA+	220,000	224,327
Minnesota Strategic Fund RB, Ser. A, 7.45%, 07/01/2022	AA+	385,000	385,000
Minneapolis MN, Hsg. Redev. Auth. Healthcare RB, Health One
Group, Ser. A, 7.40%, 08/15/2011	AAA	1,000,000	1,027,810
Missouri Hsg. Dev. Commission RB:
7.00%, 09/15/2021, (Insd. by FHA)	AAA	365,000	369,978
7.00%, 09/15/2022, (Insd. by FHA)	AA+	410,000	415,605
8.00%, 07/01/2013	AA+	200,000	202,672
8.00%, 07/01/2017, (Insd. by FHA)	AA+	210,000	212,806
Ser. B, 0.00%, 09/01/2012, (Insd. by FHA)¤	AA+	620,000	291,884
Mobile, AL Hsg. Assistance Corp. RRB, 7.625%, 08/01/2023,
(Insd. by FHA)	AAA	300,000	305,232
Nebraska Investment Fin. MHRB, Hardy Bldg. Proj.,
8.50%, 10/01/2019	NR	440,000	450,688
North Carolina Hsg. Fin. & Dev. Auth. SFRB, Ser. HH,
6.20%, 03/01/2018	AA	980,000	1,007,803
New Orleans, LA Hsg. Dev. Corp. RB, Tulane Avenue Proj.,
7.875%, 06/01/2010	A-	315,000	317,177
Odessa, TX Hsg. Fin. Corp. RB, 0.00%, 06/01/2012¤	AAA	235,000	137,090
Ohio HFA SFHRB, 0.00%, 01/15/2015¤	AAA	40,000	10,329
Oklahoma Hsg. Fin. Agcy. SFHRB:
0.00%, 03/01/2029, (Insd. by GNMA/FNMA)¤	Aaa	17,760,000	3,446,507
0.00%, 09/01/2030¤	A1	2,995,000	474,078

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Housing–continued
Pennsylvania HFA RB, 9.00%, 08/01/2001, (Insd by MBIA)	AA	$20,000	$20,116
Rhode Island Hsg. & Mtge. Fin. RB, Homeownership Corp.:
6.75%, 10/01/2025	AA+	10,000,000	10,331,900
7.55%, 10/01/2022	AA+	75,000	76,594
Sherman, IL RB, First Mtge. Villa Vianne, Ser. A,
7.75%, 10/01/2022	NR	550,000	598,296
Somerville, MA Hsg. Auth. RB, 7.95%, 11/20/2030	AAA	1,200,000	1,216,260
Tampa, FL Home Mtge. RB, 0.00%, 10/01/2014, (Insd. by
FHA)¤	BB+	1,835,000	384,267
Tarrant Cnty., TX Hsg. Fin. Corp. MHRB, Fair Oaks:
Sr. Ser. A, 6.75%, 07/01/2020	A3	500,000	511,710
Sr. Ser. A, 6.875%, 07/01/2030	A3	900,000	921,303
Tennessee Hsg. Dev. Agcy. RB:
7.375%, 07/01/2023	AA	705,000	716,315
Homeownership Proj., 7.125%, 07/01/2017	AAA	665,000	675,680
Texas Hsg. Agcy. Res. Dev. RB:
Ser. A, 7.60%, 07/01/2016, (Coll. by GNMA)	AA	190,000	194,151
Ser. A, 7.60%, 07/01/2018	AAA	110,000	112,405
Utah Hsg. Fin. Agcy. RB, RHA Community Svcs. Proj., Ser. A,
6.875%, 07/01/2027	NR	1,000,000	923,440
Vermont HFA Home Mtge. RB, Ser. B, 7.60%, 12/01/2024	AAA	175,000	177,905
Virginia Hsg. Dev. Auth. RB:
7.10%, 01/01/2017	AA+	600,000	616,776
Cmwlth. Mtge.:
Ser. A, 7.10%, 01/01/2022	AA+	1,000,000	1,027,320
Ser. A, 7.10%, 01/01/2025	AA+	3,000,000	3,081,450
Washington, GA Wilkes Payroll RB, 0.00%, 12/01/2021¤	Aaa	8,000,000	2,043,280
West Virginia Hsg. Dev. Fund RB, Ser. B, 7.20%, 11/01/2020,
(Insd. by FHA)	AAA	1,650,000	1,726,873
Wisconsin Hsg. & EDA RB, 6.875%, 09/01/2024	AA	655,000	669,397
Wood Glen, TX Hsg. Fin. Corp. RB, Mtge. Rev., Ser. A,
7.65%, 07/01/2022	AAA	1,000,000	1,023,110

			62,317,640

Industrial Development Revenue–17.8%
Alaska Indl. Dev. & Export Auth. RB, 7.95%, 04/01/2010	A-	885,000	914,709
Beaver Cnty., PA PCRB, Ohio Edison Company Mansfield, Ser. A,
7.00%, 06/01/2021	AAA	1,675,000	1,713,106
Berks Cnty., PA IDA RB, Supermarkets Gen. Corp.,
10.50%, 11/01/2003	NR	1,645,000	1,556,894
California Poll. Ctl. Fin. Auth. PCRB, Southern CA Edison Co.,
6.40%, 12/01/2024	AAA	6,750,000	6,922,732
California Pollution Control Financing, 6.40%, 12/01/2024	AAA	2,000,000	2,067,420
Casa Grande, AZ IDA RB, 8.25%, 12/01/2015	NR	650,000	654,063

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Industrial Development Revenue–continued
Charlotte Cnty., FL IDA RB, Beverly Enterprises,
10.00%, 06/01/2011	NR	$365,000	$380,556
Clarion Cnty., PA IDA RRB, Beverly Enterprises, Inc.,
5.875%, 05/01/2007	NR	500,000	467,355
Clark Cnty., NV IDRB, NV Pwr. Co. Proj., Ser. B,
5.90%, 10/01/2030	NR	445,000	392,299
Clark Cnty., OH IDRB, Main Assoc. Proj., 8.00%, 11/01/2005	NR	710,555	700,629
Cleveland, OH Non-Tax RB, Capital Apprec. Cleveland Stadium,
0.00%, 12/01/2009¤	AAA	810,000	500,572
Columbia Cnty., PA IDA RB, Orangeville Nursing Ctr. Associates,
9.00%, 12/01/2012	NR	400,000	395,536
Covington Alleghany Cnty., VA IDRB, 9.375%, 09/01/2001	NR	65,000	65,353
Cumberland Cnty., PA IDRRB, Beverly Enterprises Inc. Proj.,
5.50%, 10/01/2008	NR	285,000	260,818
Dade Cnty., FL IDRB, Solid Wst. Disposal, 7.15%, 02/01/2023	AA-	5,250,000	5,368,230
Delaware EDA RB, Supermarkets Gen. Corp.,
10.875%, 12/01/2003, (Coll. by GNMA)	NR	830,000	792,949
Delaware EDRB:
Delvarva Power & Light, 7.15%, 07/01/2021	AAA	1,000,000	1,023,430
Pollution Control, 7.15%, 07/01/2018	AAA	8,640,000	8,842,435
Farmington, NM PCRB, 5.875%, 06/01/2023	AAA	5,070,000	5,108,532
Gainesville, GA Redev. Auth. RB, First Mtge. Autumn Breeze,
Ser. A, 8.00%, 04/01/2026	NR	200,000	180,180
Greene Cnty., PA IDRB, Beverly Enterprises, 5.50%, 03/01/2008.	NR	200,000	184,268
Gulf Breeze, FL RB, 7.75%, 12/01/2015, (Insd. by
FGIC/MBIA-IBC)	AAA	510,000	511,862
Highlands Cnty., FL IDA RB, Beverly Enterprises FL Proj.,
9.25%, 07/01/2007	NR	85,000	87,725
Jasper Cnty., IN PCRB, 7.10%, 07/01/2017	AAA	440,000	450,045
Kanawha Cnty., WV IDRB:
5.50%, 11/01/2008	NR	270,000	246,726
8.00%, 08/01/2020	A	1,930,000	1,971,920
Kentwood, MI Economic Dev. Corp. RB, Hanover Kent, Inc.,
7.85%, 09/01/2001	NR	160,000	160,310
Lawrence, MA IDRB, New Balance Reality Trust Proj.,
10.00%, 10/01/2003	A-	155,000	155,811
Leon Cnty., TX PCRB, Nucor Corp., 8.00%, 07/01/2006	AA-	425,000	426,428
Lewis & Clark Cnty., MT Env. Facs. RB, Asarconic Proj.,
5.85%, 10/01/2033	BB	5,000,000	3,501,500
Liberty Cnty., GA IDA RB, Leconte Pptys. Inc., Proj.,
7.875%, 12/01/2014	BB	200,000	198,674
Maryland Indl. Fin. Auth. RB, 7.125%, 07/01/2006	A-	235,000	235,726

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Industrial Development Revenue–continued
McKean Cnty., PA IDA RB, Corning Glass Works Proj.,
7.75%, 06/01/2005	A2	$200,000	$200,268
Mercer Cnty., PA IDA RB, Grumberg Associates,
13.00%, 06/01/2007	BBB-	880,000	913,202
Michigan Strategic Fund, RB, NSF Intl. Proj., Ser. A,
5.75%, 08/01/2019	Aa3	375,000	385,665
Michigan Strategic Ltd. Obl. RRB, Welch Foods Inc.,
6.75%, 07/01/2001	A	500,000	500,460
Montana Board Invest. RB, Workers Compensation Program,
6.875%, 06/01/2011	AAA	2,800,000	2,927,456
Montgomery Cnty., PA IDA RB, 7.50%, 01/01/2012	AA-	2,025,000	2,066,553
New Hampshire IDA RB:
7.65%, 05/01/2021	BBB-	3,060,000	3,125,515
New Hanover Cnty., NC Indl. Poll. RB, Carolina Pwr. & Light Co.,
6.90%, 04/01/2009	BBB+	750,000	762,323
New Jersey EDA RB, Baker Protective Svcs. Proj.,
9.95%, 12/01/2003	B3	1,015,000	1,033,950
New Jersey EDA RRB, Holt Hauling & Warehousing,
8.40%, 12/15/2015	NR	1,000,000	927,620
Ohio Air Quality Dev. Auth. RB, 8.00%, 12/01/2013	AAA	2,750,000	2,948,385
Oklahoma Dev. Fin. Auth. RB, Hillcrest Healthcare Sys.,
5.625%, 08/15/2019	B-	530,000	371,042
Oklahoma Ind. Auth. RB, Hlth. Sys. Baptist Ctr.,
7.00%, 08/15/2003	AAA	200,000	215,706
Orange Cnty., FL IDA RB, 9.25%, 08/01/2010	NR	705,000	728,096
Selma, AL Indl. Dev. Board RB, Hammermill Plant Proj.,
6.875%, 04/01/2004	A3	770,000	777,153
South Charleston, West VA IDRB, Chemical & Plastics,
8.00%, 08/01/2020	A	980,000	1,001,286
Upper Potomac River, MD RB, 9.125%, 08/01/2015	A	1,510,000	1,539,747
Warren Cnty., PA IDA RRB, 9.00%, 11/01/2012	NR	250,000	259,110
West Feliciana Parish, LA PCRB:
7.70%, 12/01/2014	BB+	2,725,000	2,829,258
9.00%, 05/01/2015	NR	4,200,000	4,330,788
West Plains, MO IDA RB, Beatrice Co., 8.75%, 08/01/2007	A3	250,000	251,663
Winter Garden, FL IDA RB, Beverly Enterprises,
8.75%, 07/01/2012	NR	470,000	490,774
Wood Cnty., OH IDRB, Schutz Container Sys. Proj., Ser. A,
7.125%, 06/01/2013	NR	3,405,000	3,647,776

			78,672,589

Lease–0.4%
Philadelphia, PA Muni. Auth. RB, 7.10%, 11/15/2005	AAA	650,000	674,706
Santa Clara, CA Local Govt. Fin. Auth. RB, 6.00%, 02/01/2014	AAA	410,000	410,763

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Lease–continued
St. Louis, MO Muni. Fin. Corp. RB, 0.00%, 07/15/2014,
(Insd. by AMBAC)¤	AAA	$1,500,000	$705,060

			1,790,529

Miscellaneous Revenue–0.0%
Baltimore Cnty., MD Rev. Auth. RB, 7.20%, 07/01/2019	A2	170,000	170,610

Port Authority–3.0%
Brazos River Auth. TX RB, 6.70%, 03/01/2017	AAA	2,000,000	2,085,040
Coastal Wtr. Auth., TX Conveyance RB, 7.50%, 12/15/2016	AAA	20,000	20,249
Louisiana Offshore Term. RB, 7.60%, 09/01/2010	A	1,125,000	1,151,033
Pocahontas Parkway Associates, VA RB:
Ser. B, 0.00%, 08/15/2020¤	BBB-	3,000,000	876,570
Ser. B, 0.00%, 08/15/2021¤	A	4,200,000	1,151,010
Ser. B, 0.00%, 08/15/2022¤	BBB-	5,000,000	1,277,350
Puerto Rico Cmnwlth. Infrastructure RB, Ser. A,
7.75%, 07/01/2008	BBB+	780,000	791,466
South Carolina Ports Auth. RB:
6.625%, 07/01/2011, (Insd. by AMBAC)	AAA	1,110,000	1,138,782
6.75%, 07/01/2021	AAA	4,020,000	4,125,083
St. Paul, MN Port Auth. IDA RB, Lottery:
Ser. K, 9.50%, 12/01/2014, (Insd. by FGIC)	AAA	235,000	244,275
Ser. N, 10.00%, 12/01/2014, (Insd. by FGIC)	AAA	250,000	260,480

			13,121,338

Power–0.2%
American Pub. Energy Agcy. RB, NE Public Gas Agcy.,
3.70%, 09/01/2001	AAA	1,080,000	1,078,477

Public Facilities–4.8%
Chicago, IL Pub. Bldg. Commerce RB:
Ser. A, 7.125%, 01/01/2015	AAA	6,115,000	6,197,125
Ser. B, 6.50%, 01/01/2018	AAA	130,000	134,850
Crossings at Fleming Island, FL RB, Ser. A, 5.60%, 05/01/2012	AAA	2,000,000	2,151,140
Louisiana Local Govt. Env. Facs. RB, Capital Proj. & Equip.
Aquisition, 6.55%, 09/01/2025	A	4,675,000	4,995,798
Louisiana Pub. Facs. Auth. RB:
6.50%, 05/15/2022	AAA	5,000,000	5,194,900
8.00%, 10/01/2009	NR	1,333,333	993,333
Michigan Muni. Bond Auth. RB, 8.625%, 11/01/2016	AAA	515,000	517,065
West Jefferson, GA Amusement & Pub. Park Auth. RB,
Visionland, AL Proj., 7.50%, 12/01/2008	NR	860,000	974,604

			21,158,815

Solid Waste–2.1%
East Chicago, IN Solid Waste RB, USG Corp. Proj.,
5.50%, 09/01/2028	BBB	5,250,000	2,493,802

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Solid Waste–continued
Ohio Solid Wst. Disposal RB, USG Corp. Proj.:
5.60%, 08/01/2032	NR	$2,600,000	$1,248,026
6.05%, 08/01/2034	BB-	355,000	170,400
Tulsa, OK Pub. Facs. Auth. Solid Wst. RB, Garden Martin Sys.
Tulsa, Inc. Proj., 6.95%, 05/01/2007	AAA	425,000	426,352
Valdez, AS Marine Term. RB, Sohio Pipeline,
7.125%, 12/01/2025	AA+	3,500,000	3,668,805
Wasco Cnty., OR Solid Wst. Disp. RB, Waste Connections Inc.,
7.25%, 03/01/2021	NR	1,475,000	1,462,551

			9,469,936

Special Tax–2.1%
Elk Grove, CA Unified Sch. Dist. Spl. Tax RB:
0.00%, 12/01/2017, (Insd. by MBIA)¤	AAA	2,145,000	856,777
0.00%, 12/01/2018, (Insd. by MBIA)¤	AAA	2,190,000	817,637
Harris Cnty. Houston, TX Spl. RB, Ser. B, 0.00%, 11/15/2018,
(Insd. by MBIA)¤	AAA	11,185,000	4,092,927
Orange Cnty., FL Tourist Dev. Tax RB, 6.00%, 10/01/2016	AAA	335,000	336,672
Palm Beach Gardens, FL Special Obl. RB, 7.25%, 07/01/2015	AAA	500,000	501,795
San Francisco, CA City & Cnty. Tax Allocation RB:
Redevelop. Proj., Ser. A, 0.00%, 08/01/2017¤	A	3,915,000	1,555,899
Redevelop. Proj. Ser. A, Ser. A, 0.00%, 08/01/2018¤	A	3,910,000	1,450,688

			9,612,395

Student Loan–0.1%
Nebhelp, Inc., NE RB, 0.00%, 12/15/2015, (Insd. by MBIA)¤	AAA	1,700,000	668,100

Tobacco Revenue–2.8%
Chatauqua, NY Tobacco Asset RB, 6.50%, 07/01/2024	NR	3,000,000	3,119,970
District of Columbia Tobacco RB, 5.375%, 05/15/2010	A	6,000,000	6,040,080
Washington, DC Tobacco Settlement Fin. Corp. RB,
6.25%, 05/15/2024	A	3,000,000	3,018,780

			12,178,830

Transportation–2.7%
Delaware Trans. Auth. Sys. RB, 7.50%, 07/01/2002	AAA	500,000	501,855
Massachusetts Turnpike Auth., 5.00%, 01/01/2039	AAA	5,000,000	4,560,300
Rail Connections, Inc., MA RB, Rte 128 Parking:
Ser. B, 0.00%, 07/01/2023¤	BBB-	3,855,000	1,091,312
Ser. B, 0.00%, 07/01/2024¤	BBB-	4,000,000	1,061,680
Ser. B, 0.00%, 07/01/2025¤	BBB-	4,140,000	1,030,239
Ser. B, 0.00%, 07/01/2026¤	BBB-	4,195,000	978,777
Ser. B, 0.00%, 07/01/2027¤	BBB-	4,430,000	969,107
Ser. B, 0.00%, 07/01/2028¤	BBB-	4,495,000	921,925
Ser. B, 0.00%, 07/01/2029¤	BBB-	4,640,000	892,272

			12,007,467

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Utility–3.2%
Austin, TX Util. Sys. RB, 6.00%, 05/15/2015	AAA	$185,000	$185,150
Chelan County Washington Public Utility District RB,
6.99%, 07/01/2025	AA	1,500,000	1,499,985
Circle C Muni. Util. Dist. RB, Texas Contract, 6.50%, 11/15/2009.	AAA	1,000,000	1,014,900
Dallas Cnty., TX Util. & Reclamation GO, 0.00%, 02/15/2014,
(Insd. by MBIA)¤	AAA	625,000	308,100
Hawaii Dept. of Budget and Fin. RB, Hawaiian Electric Co., Inc.,
7.375%, 12/01/2020	AAA	1,085,000	1,109,781
Montgomery Cnty., MD EDRB, Brink Reservoir Fac.,
10.375%, 12/15/2014	NR	445,000	459,667
New York Energy Research & Dev. RB:
Ser. B, 7.15%, 09/01/2019	BB+	2,485,000	2,608,902
Consolidated Edison Co. Proj., 7.50%, 01/01/2026,
(Insd. by AMBAC)	AAA	4,250,000	4,283,958
Snohomish Cnty., WA Pub. Util. RB, Ser. A, 6.80%, 01/01/2005	A+	1,000,000	1,054,100
Sturgeon Bay, WI Combined Util. RB, 7.50%, 01/01/2010	AAA	80,000	82,676
Washington Pub. Pwr. Supply RB, Ser. B, 7.375%, 07/01/2004	AA-	1,585,000	1,620,504

			14,227,723

Water & Sewer–1.6%
Baytown Area, TX Wtr. Auth. RB, 6.375%, 05/01/2002	A-	1,550,000	1,570,475
Cherokee Cnty., GA Wtr. & Swr. RRB, 6.90%, 08/01/2018	AAA	635,000	650,945
Clear Lake Village, WI Sewage Sys. RB, 8.00%, 08/01/2011	NR	300,000	301,227
Jenkins Township, PA Swr. Auth. RB, 6.20%, 08/01/2009	NR	250,000	251,370
Northeast Morgan Cnty., AL Wtr. & Swr. RB, Ser. A,
5.50%, 05/01/2015	AAA	500,000	513,160
Pennsylvania EDA Solid Wst. Disp. RB, USG Corp. Proj.,
6.00%, 06/01/2031	BBB	2,000,000	960,060
Pinellas Park, FL Wtr. & Swr. RB, 10.00%, 10/01/2002, (Insd. by
MBIA)	AAA	55,000	55,312
St. Charles Parish, LA PCRB, 7.35%, 11/01/2022	A	2,000,000	2,093,180
Virginia Res. Auth. Wtr. & Swr. RB, 7.50%, 11/01/2017	AA	620,000	630,205

			7,025,934

Total Municipal Obligations			404,230,583

		Shares

SHORT-TERM INVESTMENTS–6.2%
MUTUAL FUND SHARES–6.2%
Evergreen Select Municipal Money Market Fund ø		27,303,538	27,303,538

Total Investments–(cost $433,250,645)–97.6%			431,534,121
Other Assets and Liabilities–2.4%			10,735,572

Net Assets–100.0%			$442,269,693

See Combined Notes to Schedules of Investments.

EVERGREEN
Municipal Bond Fund
Schedule of Investments

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–98.3%
Airlines–3.3%
Alliance Arpt. Auth., Inc., TX Spl. Facs. RB, Federal Express
Corp. Proj., 6.375%, 04/01/2021	BBB	$1,000,000	$1,011,740
Alliance Arpt. Auth., Inc., TX Spl. Facs. RB, America Airlines,
Inc. Proj., 7.00%, 12/01/2011	BBB-	4,000,000	4,391,720
Cleveland, OH Arpt. Spl. RRB, Continental Airlines, Inc.,
5.50%, 12/01/2008	Ba2	10,000,000	9,733,300
Dallas Fort Worth, TX Intl. Arpt. Facs. Impt. RB,
American Airlines, Inc., 7.25%, 11/01/2030	BBB-	1,000,000	1,044,090
Indianapolis, IN Arpt. Auth. Spl. Facs. RB, Federal Express
Corp. Proj., 5.50%, 05/01/2029	A	3,500,000	3,141,180
New Jersey EDA Aprt. Facs. RB, Continental Airlines, Inc. Proj.,
6.25%, 09/15/2019	BB	6,250,000	5,939,438
New Jersey EDA RB, Continental Airlines, Inc. Proj.,
6.625%, 09/15/2012	BB	5,000,000	5,157,800
Shelby Cnty., TN Arpt. Auth. Spl. Facs. RB, Federal Express
Corp. Proj., 7.875%, 09/01/2009	BBB	1,500,000	1,554,885

			31,974,153

Airport–4.4%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt.,
6.00%, 01/01/2015	AAA	2,495,000	2,667,330
Denver, CO City & Cnty. Arpt. RB:
Ser. A, 7.50%, 11/15/2023	A	5,480,000	6,105,761
Ser. D, 7.75%, 11/15/2013	A	9,200,000	11,178,276
Ser. D, 7.75%, 11/15/2021	A	9,700,000	10,057,154
Indianapolis, IN Arpt. Auth. Spl. Facs. RB,
7.10%, 01/15/2017	BBB	3,950,000	4,182,536
Metro Washington, DC Arpt. Auth. RB, 6.625%, 10/01/2019	AAA	800,000	844,272
Minneapolis & Saint Paul, MN Metro Community Arpt. RB,
Ser. A, 5.00%, 01/01/2022	AAA	3,830,000	3,696,218
San Francisco, CA Intl. Arpt. RRB, 6.30%, 05/01/2025	AAA	1,000,000	1,061,930
Susquehanna, PA Area Regl. Arpt. Auth. RB,
Aero Harrisburg LLC Proj., 5.50%, 01/01/2024	NR	1,000,000	793,850
Wayne Charter Cnty., MI Arpt. RB, Ser. A,
5.00%, 12/01/2022, (Insd. by MBIA)	AAA	2,000,000	1,889,020

			42,476,347

Continuing Care Retirement Community–0.3%
North Carolina Med. Care Commission Hosp. RB,
Hlth. Care Facs., 5.30%, 11/01/2004	NR	3,000,000	3,015,510

Education–4.0%
Alabama Pub. Sch. & College RB, Capital Impt.,
5.125%, 11/01/2013	AAA	5,000,000	5,156,600
Brazos, TX Higher Ed. Auth. RB, 7.10%, 11/01/2004	Aa	416,000	447,100

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Education–continued
Dist. of Columbia RB:
American Assn. for the Advancement of Science,
5.25%, 01/01/2016, (Insd. by AMBAC)	AAA	$1,500,000	$1,506,105
George Washington University, Ser. A, 6.00%, 09/15/2014	AAA	8,595,000	9,355,056
Fort Worth, TX Higher Ed. Fin. RB, Texas Christian University
Proj., 5.00%, 03/15/2014	AA-	2,960,000	2,966,542
Massachusetts Dev. Fin. Agcy. RB, Eastern Nazarene College,
5.625%, 04/01/2029	BBB-	1,900,000	1,581,579
New York Dormitory Auth. RB:
5.20%, 02/15/2014	AAA	1,000,000	1,023,830
City Univ. Sys., Ser. D, 7.00%, 07/01/2009	AAA	3,980,000	4,543,289
Pennsylvania Higher Edl. Facs. Auth. RB, UMPC Health Sys.,
Ser. A, 6.25%, 01/15/2018	A+	6,005,000	6,178,184
Philadelphia, PA Hosp. & Higher Edl. Facs. Auth. RRB,
Community College, Ser. B,
6.50%, 05/01/2007, (Insd. by MBIA)	AAA	1,000,000	1,121,570
Saint Joseph Cnty., IN Edl. Facs. RB,
University of Notre Dame du Lac Proj., 6.50%, 03/01/2026	Aaa	1,640,000	1,934,757
University of California RB, Multiple Purpose Proj.,
Ser. C, 4.75%, 09/01/2016	AAA	2,000,000	1,953,200

			37,767,812

Electric Revenue–0.2%
North Carolina Eastern Muni. Pwr. Agcy. RB, Pwr Sys., Ser. A,
5.70%, 01/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,055,300
Sikeston, MO Elec. RRB, 6.00%, 06/01/2015	AAA	500,000	562,290

			1,617,590

General Obligation–Local–12.7%
Adams Cnty., OH Valley Local Sch. Dist. GO,
7.00%, 12/01/2015, (Insd. by MBIA)	AAA	2,000,000	2,421,520
Berkley, MI City Sch. Dist. GO:
5.625%, 05/01/2014	AAA	1,100,000	1,168,211
5.625%, 05/01/2015	AAA	1,160,000	1,223,510
Cedar Hill, TX Ind. Sch. Dist. GO,
0.00%, 08/15/2020, (Gtd. by PSF)¤	AAA	2,500,000	755,025
Chicago, IL GO, City Colleges,
0.00%, 01/01/2014, (Insd. by FGIC)¤	AAA	12,000,000	6,243,720
Cypress-Fairbanks, TX Ind. Sch. Dist. Schoolhouse GO,
5.50%, 02/15/2017, (Gtd. by PSF)	AAA	3,000,000	3,072,660
El Paso Cnty., CO Sch. Dist. 11 RB:
6.50%, 12/01/2012	AA-	2,310,000	2,694,084
7.10%, 12/01/2013	AA-	2,000,000	2,440,500
7.10%, 12/01/2016	AA-	1,000,000	1,229,070

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
General Obligation–Local–continued
Fond Du Lac, WI Sch. Dist. GO, Refunding,
5.125%, 04/01/2018, (Insd. by FGIC)	Aaa	$3,000,000	$2,981,400
Forest Hills, MI Pub. Sch. GO, 5.25%, 05/01/2017	Aa2	10,800,000	10,901,304
Fort Bend, TX Ind. Sch. Dist. GO:
5.125%, 08/15/2022, (Gtd. by PSF)	AAA	5,740,000	5,569,866
5.25%, 08/15/2018, (Gtd. by PSF)	AAA	4,005,000	4,010,447
Frisco, TX Ind. Sch. Dist. GO, 5.75%, 08/15/2017, (Gtd. by PSF)	Aaa	2,000,000	2,087,480
Jacksonville, FL Trans. Auth. GO, 9.20%, 01/01/2015	AAA	3,580,000	4,960,913
Larimer Cnty., CO GO, Sch. Dist.1,
7.00%, 12/15/2016, (Insd. by MBIA & IBC)	AAA	2,250,000	2,737,620
Los Fresnos, TX Cons. Ind. Sch. Dist. GO,
5.00%, 08/15/2020, (Gtd. by PSF)	AAA	3,000,000	2,892,120
Maricopa Cnty., AZ, Sch. Dist. 69 GO, Ser. C,
8.125%, 01/01/2010, (Insd. by MBIA)	AAA	6,000,000	7,553,640
McKinney, TX Ind. Sch. Dist. GO,
5.375%, 02/15/2019, (Gtd. by PSF)	AAA	2,500,000	2,516,200
Memphis, TN GO, Gen. Impt., 5.60%, 08/01/2010	Aa2	1,875,000	2,018,175
Methuen, MA GO, 5.625%, 11/15/2015, (Insd. by FSA)	AAA	500,000	524,625
Miami-Dade Cnty., FL Sch. Dist. GO,
5.375%, 08/01/2012, (Insd. by FSA)	AAA	1,000,000	1,068,830
Milwaukee, WI GO, Corp. Purpose, Ser. R,
5.625%, 09/01/2014	AA	6,335,000	6,701,797
Nassau Cnty., NY Gen. Impt. GO, Ser. B,
5.25%, 06/01/2015	AAA	2,005,000	2,051,997
New Orleans, LA GO
0.00%, 09/01/2014, (Insd. by AMBAC)¤	AAA	6,960,000	3,507,214
5.50%, 12/01/2021, (Insd. by FGIC)	AAA	2,000,000	2,082,820
New York, NY GO:
Ser. A, 7.75%, 08/15/2014	AAA	85,000	87,113
Ser. F, 5.25%, 08/01/2012, (Insd. by FGIC)	AAA	3,755,000	3,930,058
Niagara Falls, NY GO, Pub. Impt.,
7.50%, 03/01/2014, (Insd. by MBIA)	AAA	500,000	630,320
Pima Cnty., AZ Unified Sch. Dist. 1 GO,
7.50%, 07/01/2003, (Insd. by FGIC)	AAA	2,030,000	2,202,997
Pittsburgh, PA GO, Ser. A,
5.50%, 09/01/2015, (Insd. by FGIC)	AAA	1,000,000	1,037,490
Puerto Rico Muni. Fin. Agcy. GO, Refunding:
Ser. A, 5.875%, 08/01/2014, (Insd. by FSA)	AAA	4,130,000	4,513,305
Ser. B, 5.75%, 08/01/2013, (Insd. by FSA)	AAA	5,510,000	6,006,396
Richmond, VA GO, 5.50%, 01/15/2013, (Insd. by FSA)	AAA	4,000,000	4,292,640
Roma, TX Ind. Sch. Dist. GO, 5.25%, 08/15/2025	AAA	3,750,000	3,669,225
San Antonio, TX GO, Cert. Obl., Ser. A, 5.25%, 02/01/2015	AA+	1,295,000	1,313,674
Snohomish Cnty., WA Sch. Dist. GO, 5.75%, 12/01/2016	A+	3,500,000	3,691,170

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
General Obligation–Local–continued
United Ind. Sch. Dist., TX GO,
5.125%, 08/15/2026, (Gtd. by PSF)	AAA	$3,000,000	$2,859,090
Weatherford, TX Ind. Sch. Dist. GO,
0.00%, 02/15/2022, (Gtd. by PSF)¤	AAA	3,945,000	1,150,678
West Warwick, RI GO, Ser. A, 7.30%, 07/15/2008	Baa2	261,000	282,861
Worcester, MA GO, Muni. Purpose Loan, Ser. A,
5.25%, 08/01/2012, (Insd. by AMBAC)	AAA	300,000	312,354

			121,394,119

General Obligation–State–6.2%
Georgia GO, Ser. C, 5.25%, 04/01/2011	AAA	10,700,000	11,401,385
Illinois GO, Ser. 1, 5.50%, 08/01/2014	AA	5,000,000	5,219,050
Massachusetts GO, Cons. Loan, Ser. B,
5.70%, 08/01/2007, (Insd. by FGIC)	AAA	8,765,000	9,511,427
Mississippi GO, Ser. R, 5.90%, 11/15/2009	AA	5,000,000	5,562,000
New York GO, Refunding, Ser. F, 5.25%, 09/15/2011	AA	5,000,000	5,282,600
Texas GO:
College Student Loan:
5.25%, 08/01/2009	AA	3,600,000	3,745,152
5.25%, 08/01/2013	AA	1,225,000	1,251,460
Veterans Hsg. Assistance Program, Ser. A,
5.65%, 12/01/2017	AA	1,000,000	1,008,390
Wtr. Finl. Assistance, 5.25%, 08/01/2021	AA	1,620,000	1,605,955
Texas Reg. Linked SAVRS & RIBs, 6.20%, 09/30/2011	AA	8,000,000	9,084,400
Washington GO, Ser. A, 6.75%, 02/01/2015	AA+	1,000,000	1,181,530
Washington Hsg. Fin. Commission GO, Single Family Hsg.,
Ser. 4A, 5.95%, 12/01/2026	Aaa	5,000,000	5,108,250

			59,961,599

Hospital–9.3%
Albuquerque, NM Hosp. Sys. RRB, Ser. A, 6.375%, 08/01/2007	AAA	1,500,000	1,582,740
Allegheny Cnty., PA Hosp. Dev. RB, South Hills Hlth. Sys.,
Ser. A, 6.50%, 05/01/2014	A2	3,000,000	3,073,110
Bountiful, UT Hosp. RB, South Davis Community Hosp.,
9.50%, 12/15/2018	AAA	230,000	275,250
Bristol, TN Hlth. & Edl. Facs. Auth. RRB, Bristol Mem. Hosp.,
6.75%, 09/01/2010, (Insd. by FGIC)	AAA	7,465,000	8,723,748
Colorado Hlth. Facs. Auth. RB, Portercare Adventist Health,
6.50%, 11/15/2023	BBB+	4,000,000	3,976,480
Delaware Hlth. Facs. Auth. RRB, Med. Ctr. of DE,
7.00%, 10/01/2015, (Insd. by MBIA)	AAA	1,600,000	1,773,584
Dist. of Columbia Hosp. RB, MedAtlantic Healthcare Group,
Ser. A, 6.00%, 08/15/2011, (Insd. by MBIA)	AAA	3,765,000	4,229,337

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Hospital–continued
Knox Cnty., TN Hlth. & Edl. Hosp. Facs. Auth RRB,
Fort Sanders Alliance:
Ser. B, 7.25%, 01/01/2010, (Insd. by MBIA)	AAA	$9,000,000	$10,751,310
Ser. C, 5.25%, 01/01/2015, (Insd. by MBIA)	AAA	4,500,000	4,556,565
Massachusetts Hlth. & Ed. Facs. RB:
Milton Hosp., Ser. B, 7.25%, 07/01/2005	AAA	700,000	716,331
St. Mem. Med. Ctr., Ser. A, 6.00%, 10/01/2023	Ba2	1,750,000	1,333,623
Missouri Hlth. & Edl. Facs. Auth. RB, BJC Hlth. Sys.,
Ser. A, 6.50%, 05/15/2020	AA	500,000	542,995
Montgomery Cnty., OH Hosp. RRB, Kettering Med. Ctr.,
6.25%, 04/01/2020, (Insd. by MBIA)	AAA	2,500,000	2,828,825
New Hampshire Higher Edl. & Hlth. Facs. Auth. RB,
Frisbie Mem. Hosp., 6.125%, 10/01/2013	Aaa	6,155,000	6,267,760
New Jersey Hlth. Care Facs. RB,
6.125%, 07/01/2012, (Insd. by AMBAC)	AAA	430,000	461,510
New York Med. Care Facs. Fin. Agcy. RB:
Hlth. Ctr. Proj., Ser. A, 6.375%, 11/15/2019	Aa1	3,575,000	3,842,498
Hosp. & Nursing Home Mtge., Ser. D,
6.35%, 02/15/2012, (Insd. by FHA)	Aa2	2,240,000	2,400,854
Puerto Rico Pub. Blds Auth. Hlth. & Edl. Facs RB,
5.70%, 07/01/2016	A	6,250,000	6,470,125
Quincy, IL RB, Blessing Hosp. Proj., 6.00%, 11/15/2018	A-	4,950,000	4,953,663
Rio Grande Valley, TX Hlth. Facs. Corp. GO, Baptist Med. Ctr.
Proj., 8.00%, 08/01/2017, (Insd. by FGIC)	AAA	1,085,000	1,088,928
Saint Louis Cnty., MO IDA Hlth. Facs. RB, Mother of
Perpetual Help, 6.40%, 08/01/2035, (Insd. by GNMA)	AAA	495,000	516,275
Sayre, PA Hlth. Care Facs. Auth. RB, Guthrie Healthcare, Ser. A,
7.10%, 03/01/2017, (Insd. by AMBAC)	AAA	6,350,000	6,494,971
Tampa, FL Allegheny Hlth. Sys. RB, St. Joseph’s Hosp.,
6.50%, 12/01/2023	AAA	500,000	558,570
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	A+	5,000,000	5,438,950
Winchester, VA IDA Hosp. RB, Winchester Med. Ctr., Inc.
5.50%, 01/01/2015, (Insd. by AMBAC)	AAA	5,500,000	5,863,715

			88,721,717

Housing–13.9%
Alabama HFA SFHRB, Ser. D1,
6.00%, 10/01/2016, (Insd. by GNMA)	AAA	1,655,000	1,716,715
Alaska Hsg. Fin. Corp. RB:
Ser. A, 5.40%, 12/01/2013	AA-	6,000,000	6,135,360
Ser. C, 5.875%, 12/01/2020	AAA	2,000,000	2,044,860
Aurora, CO Hsg. Auth. MHRB, 6th Avenue Proj., Ser. A,
5.70%, 12/01/2018, (LOC: US Bank, NA)	Aa3	2,800,000	2,802,436

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Housing–continued
Bernalillo Cnty., NM MHRB, Vista Montana Apts. Proj.,
Ser. A, 5.30%, 12/01/2021	Aaa	$2,500,000	$2,462,525
Chicago Heights, IL Residential Mtge. RB, 0.00%, 06/01/2009¤	Aa3	1,275,000	728,510
Chicago, IL SFHRB, Ser. B,
6.95%, 09/01/2028, (Insd. by GNMA, FNMA & FHLMC)	Aaa	1,575,000	1,726,452
Colorado HFA RB, Single Family Proj.:
Sr. Ser. A3, 7.00%, 11/01/2024	AA+	295,000	307,797
Sr. Ser. D2, 6.90%, 04/01/2029	AA	3,000,000	3,354,990
Dist. of Columbia HFA Mtge. SFHRB, Ser. B,
5.85%, 12/01/2018, (Insd. by GNMA/FNMA)	AAA	1,895,000	1,944,365
Escambia Cnty., FL HFA SFHRB, Multi Cnty. Program, Ser. A,
5.50%, 10/01/2021, (Insd. by FNMA & GNMA)	Aaa	4,000,000	3,980,280
Georgia HFA SFHRB, Sub Ser. D4, 5.65%, 06/01/2021	AAA	2,495,000	2,524,990
Hillsborough Cnty., FL HFA SFHRB, Ser. A,
7.30%, 04/01/2022, (Insd. by GNMA)	Aa1	276,000	281,200
Idaho State HFA RB:
Sr. Ser. D1, 8.00%, 01/01/2020, (Insd. by FHA)	AA	275,000	281,517
Single Family Mortgage, Sr. Ser. D2, 6.30%, 07/01/2025	Aaa	5,150,000	5,380,617
Indiana Hsg. Fin. SFHRB, Ser. A-2,
5.15%, 07/01/2017, (Insd. by FNMA & GNMA)	Aaa	3,800,000	3,748,358
Maine State HFA Mtge. Purchase RB:
Ser. C2, 6.05%, 11/15/2028	AA	4,000,000	4,123,480
Ser. C2, 6.875%, 11/15/2023	AA	325,000	339,605
Ser. D2, 5.80%, 11/15/2016	AA	6,235,000	6,402,036
Massachusetts HFA RB, Family Hsg.:
Ser. 52, 6.00%, 06/01/2014	AAA	285,000	290,372
Ser. 59, 5.40%, 06/01/2020, (Insd. by AMBAC)	AAA	945,000	941,664
Ser. 79, 5.85%, 12/01/2021	AAA	1,000,000	1,023,510
Michigan Hsg. Dev. Auth. RB,
5.30%, 12/01/2016, (Insd. by MBIA)	AAA	5,000,000	4,968,700
Mississippi Home Corp. SFHRB, Ser. B, Class 7,
(Insd. by FNMA/GNMA) 6.20%, VRDN	Aaa	1,995,000	2,102,870
Missouri Hsg. Dev. Commission SFHRB:
Ser. B, 6.45%, 09/01/2027, (Insd. by FNMA & GNMA)	AAA	1,530,000	1,594,811
Ser. B, 6.25%, 09/01/2015, (Insd. by FNMA & GNMA)	AAA	340,000	357,115
New Hampshire HFA MHRB, Ser. I,
5.50%, 07/01/2017, (Liq.: Merrill Lynch & Co.)	NA	5,940,000	5,949,029
New York Mtge. Agcy. RB, Homeowner Mtge.:
Ser. 27, 6.90%, 04/01/2015	Aa2	4,000,000	4,146,040
Ser. 86, 5.95%, 10/01/2020	Aa2	3,000,000	3,096,690
Ser. 96, 5.50%, 10/01/2017	Aa1	3,000,000	3,054,360
Ohio HFA Mtge. RB, Ser. B2,
5.35%, 09/01/2018, (Insd. by GNMA)	AAA	8,300,000	8,311,288

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Housing–continued
Oklahoma Hsg. Dev. Auth. RB, Lease Purchase Proj., Ser. A,
5.10%, 11/01/2005	Aa3	$10,000,000	$10,330,500
Pennsylvania HFA RRB, Residential Dev., Ser. A,
7.60%, 07/01/2013	A+	5,545,000	5,738,520
South Carolina Hsg. Fin. & Dev. Auth RB, 6.35%, 07/01/2019	Aaa	2,500,000	2,647,825
South Dakota Hsg. Dev. Auth. RB, Ser. G, 5.95%, 05/01/2020	AAA	3,990,000	4,089,431
Suffolk, VA Redev. & Hsg. Auth. MHRB, Hope Village Apts. Proj.:
5.10%, 02/01/2014, (Liq.: Fannie Mae)	AAA	1,120,000	1,122,856
Ser. A, 5.60%, 02/01/2033, (Liq.: Fannie Mae)	AAA	3,380,000	3,382,569
Tarrant Cnty., TX HFA SFHRB, Ser. A, 0.00%, 09/15/2016¤	AAA	6,415,000	2,866,030
Tennessee Hsg. Dev. Agcy. RB, Homeownership,
4.70%, 07/01/2015, (Liq.: UBS Painewebber, Inc.)	AA	5,000,000	5,003,650
Utah HFA SFHRB, Ser. C2, 5.75%, 07/01/2021, (Insd. by FHA)	AA	930,000	949,167
Virginia Hsg. Dev. Auth. Comwlth. Mtge. RB, Ser. B:
Sub Ser. B5, 5.45%, 07/01/2015	AA+	3,775,000	3,836,985
Sub Ser. B6, 5.30%, 01/01/2014	AA+	3,290,000	3,331,948
Wyoming CDA Hsg. RB, Ser. 7, 5.65%, 06/01/2017	AA	3,000,000	3,058,290

			132,480,313

Industrial Development Revenue–10.2%
Bastrop, LA Indl. Dev. Board PCRRB, International Paper Co. Proj.,
6.90%, 03/01/2007	BBB+	5,250,000	5,431,282
Burlington, KS PCRB, KS Gas & Elec. Co. Proj.,
7.00%, 06/01/2031, (Insd. by MBIA)	AAA	2,000,000	2,045,500
Carroll Cnty., KY PCRB, KY Util. Co., Ser. A, 7.45%, 09/15/2016	A-	3,000,000	3,187,470
Connecticut Dev. Auth. Wtr. Facs. RB, 6.15%, 04/01/2035	AAA	1,000,000	1,059,360
Crisp Cnty., GA Dev. Auth. Env. Impt. RB,
International Paper Co. Proj., Ser. A, 6.20%, 02/01/2020	BBB+	1,000,000	1,014,830
Dutchess Cnty., NY IDRB, IBM Proj., 5.45%, 12/01/2029	A+	4,000,000	4,193,960
Erie Cnty., PA IDA Env. Impt. RB, International Paper Co. Proj.,
Ser. A, 5.25%, 09/01/2010	BBB+	2,450,000	2,448,016
Haywood Cnty., NC Indl. Facs. & PCRB, Champion International
Corp. Proj., Ser. A, 5.75%, 12/01/2025	BBB+	2,150,000	2,084,146
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D,
6.75%, 03/01/2015, (Insd. by AMBAC)	AAA	4,000,000	4,437,800
Kaukauna, WI PCRB, International Paper Co. Proj., Ser. A,
5.15%, 07/01/2006	BBB+	5,000,000	5,052,300
Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co. Proj., Ser. B,
6.40%, 09/01/2029, (Insd. by MBIA)	AAA	1,000,000	1,056,910
Lowndes Cnty., MS Solid Wst. Disposal & PCRB,
Weyerhaeuser Co. Proj., Ser. B, 6.70%, 04/01/2022	A	5,000,000	5,520,300
Martin Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB,
Weyerhaeuser Co. Proj., 6.80%, 05/01/2024	A	2,000,000	2,075,720

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Industrial Development Revenue–continued
Missouri Impt. & Energy Resource Auth. Wtr. PCRB, Ser. A,
7.20%, 07/01/2016	Aaa	$600,000	$662,442
Monroe Cnty., GA PCRB, Oglethorpe Pwr. Corp., Ser. A,
6.75%, 01/01/2010	A+	1,000,000	1,139,590
Monroe Cnty., MI EDA RB, Detroit Edison Co.,
6.95%, 09/01/2022, (Insd. by FGIC)	AAA	10,000,000	12,239,700
New York Energy Research & Dev. Auth. PCRB,
5.15%, 03/01/2016	AAA	4,000,000	4,021,400
New York Env. Facs. Corp. PCRB:
Ser. E, 6.875%, 06/15/2010	AA+	545,000	578,381
NYC Muni. Wtr., 5.875%, 06/15/2014	AA-	4,500,000	4,788,180
New York Urban Dev. Corp. RB, Sub. Lien Corp.,
5.50%, 07/01/2016	AA-	10,000,000	10,252,800
Oconee Cnty., SC PCRB, 5.80%, 04/01/2014	AA-	5,000,000	5,155,850
Pennsylvania IDA RB, Economic Dev.,
6.00%, 01/01/2012, (Insd. by AMBAC)	AAA	1,750,000	1,858,605
Pima Cnty., AZ IDA RB, 7.25%, 07/15/2010	AAA	1,230,000	1,291,820
Port Umpqua, OR PCRRB, International Paper Co. Proj., Ser. B,
5.20%, 06/01/2011	BBB+	3,150,000	3,228,246
Schuylkill Cnty., PA IDA RB, Pine Grove Landfill, Inc.
5.10%, 10/01/2009	BBB	2,000,000	1,932,980
Selma, AL Indl. Dev. Board Env. Impt. RB, International
Paper Co. Proj., Ser. B, 6.70%, 03/01/2024	BBB+	2,000,000	2,097,560
Tulsa, OK Muni. Arpt. Trust PCRB, AMR Corp., Ser. A	BBB-	2,500,000	2,532,325
Ser. B, 5.80%, 06/01/2035	BBB-	2,000,000	2,032,320
Vermont EDA RB, Wake Robin Corp. Proj., Ser. A,
6.30%, 03/01/2033	A	4,000,000	4,085,960

			97,505,753

Lease–0.2%
Anaheim, CA Pub. Fin. Auth. Lease RB, Pub. Impt. Proj., Ser. C,
6.00%, 09/01/2016	AAA	1,000,000	1,124,000
Saint Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr.
Impt., Ser. A, 5.75%, 02/15/2011, (Insd. by AMBAC)	AAA	950,000	1,014,353

			2,138,353

Miscellaneous Revenue–0.3%
Goshen, IN RB, Greencroft Obl. Grp., Ser. B,
5.75%, 08/15/2028	NR	3,000,000	2,423,340

Port Authority–1.8%
Massachusetts Port Auth. RB:
Ser. 1999A, 5.75%, 10/01/2029	BB+	5,000,000	4,973,400
Ser. A, 5.50%, 07/01/2014	AA-	5,120,000	5,360,026
Spl. Facs. Bosfuel Proj., 5.30%, 07/01/2008, (Insd. by MBIA)	AAA	400,000	420,944

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Port Authority–continued
Port Auth. NY & NJ RB, Spl. Proj. JFK Intl. Arpt. Terminal 6,
5.90%, 12/01/2017, (Insd. by MBIA)	AAA	$5,000,000	$5,285,500
Port Auth. of NY & NJ RB, 5.875%, 09/15/2015	AAA	1,500,000	1,575,330

			17,615,200

Power–4.2%
Alaska Energy Auth. Util. RB,
6.60%, 07/01/2015, (Insd. by FSA)	AAA	15,000,000	17,322,450
Austin, TX Util. Sys. RB, 5.75%, 05/15/2024, (Insd. by FGIC)	AAA	1,530,000	1,642,654
Chelan Cnty., WA Pub. Util. Dist. 1 RB,
0.00%, 06/01/2013, (Insd. by MBIA)¤	AAA	8,000,000	4,325,760
Georgia Muni. Elec. Auth. Pwr. RB, 6.375%, 01/01/2016	AAA	9,800,000	11,260,004
Southern CA Pub. Pwr. Auth. RB, Transmission Proj.,
0.00%, 07/01/2015, (Insd. by FGIC)¤	AAA	10,000,000	4,967,700
Texas Muni. Pwr. Agcy. RRB, 0.00%, 09/01/2008¤	AAA	1,000,000	721,680

			40,240,248

Public Facilities–4.1%
California Pub. Works Lease RB, Dept. of Corrections, Ser. E,
5.50%, 06/01/2015	A	3,700,000	3,809,409
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj.,
6.00%, 11/01/2014, (Insd. by AMBAC)	AAA	2,000,000	2,202,400
Harris Cnty., TX Sports Auth. Spl. RB, 5.00%, 11/15/2025	AAA	3,000,000	2,830,320
Illinois Metropolitan Fair & Exposition Auth. RB:
Ser. A, 0.00%, 06/15/2021 (Insd. by FGIC)¤	AAA	3,000,000	2,985,060
Ser. E, 5.00%, 06/01/2015, (Insd. by MBIA)	AAA	1,950,000	632,287
Indianapolis, IN Pub. Impt. Bank RB, Ser. D, 6.75%, 02/01/2020	AA	9,275,000	9,886,408
Las Vegas, NV New Convention & Visitors Auth. RB,
5.75%, 07/01/2015, (Insd. by AMBAC)	AAA	2,000,000	2,103,860
Michigan Bldg. Auth. RB, Facs. Program:
Ser. 1, 5.125%, 10/15/2015	AA+	8,410,000	8,503,603
Ser. 2, 5.50%, 10/15/2009	AA+	4,000,000	4,290,720
New York Urban Dev. Corp. RB, Correctional Capital Facs.,
Ser. A, 6.50%, 01/01/2009	A	1,175,000	1,332,591
Saint Clair Cnty., IL Pub. Bldg. Commerce RB,
Ser. B, 0.00%, 12/01/2016¤	AAA	1,650,000	718,097

			39,294,755

Sales Tax–1.8%
Broadview, IL Tax Increment RB, Sr. Notes Lien,
8.25%, 07/01/2013	NR	935,000	1,051,295
Illinois Sales Tax RB, Ser. P, 6.50%, 06/15/2022	AAA	7,500,000	8,618,850

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Sales Tax–continued
Jefferson, LA Sales Tax Dist. RRB,
0.00%, 12/01/2016, (Insd. by FSA)¤	AAA	$5,755,000	$2,497,037
Metropolitan Atlanta Rapid Transit Auth., GA Sales Tax RRB,
Ser. P, 6.25%, 07/01/2011, (Insd. by AMBAC)	AAA	4,255,000	4,853,083

			17,020,265

Solid Waste–0.8%
California Statewide CDA Solid Wst. Facs. RB,
Waste Management, Inc. Proj., 4.95%, 04/01/2011,
(Gtd. by Waste Management, Inc.)	BBB	1,000,000	1,003,340
Harrison Cnty., WV Solid Wst. Disp. RB, 6.75%, 08/01/2024	AAA	2,000,000	2,188,420
Lee Cnty., FL Solid Wst. Sys. RB, Ser. B,
7.00%, 10/01/2011, (Insd. by MBIA)	AAA	300,000	309,252
Sacramento Cnty., CA Sanitation Dist. RB, Ser. A,
5.875%, 12/01/2027	AA	2,000,000	2,069,840
Spokane, WA Regl. Solid Wst. RB, 6.50%, 01/01/2011	AAA	2,000,000	2,234,180

			7,805,032

Special Tax–1.4%
Albuquerque, NM Gross Receipts Tax RB, Ser. C,
5.25%, 07/01/2015	AA	2,000,000	2,035,480
Anne Arundel Cnty., MD Spl. Obl. RB, Arundel Mills Proj.,
7.10%, 07/01/2029	NR	1,500,000	1,581,585
Austin, TX Hotel Occupancy Tax RRB, Sub. Lien,
5.625%, 11/15/2017, (Insd. by AMBAC)	AAA	3,740,000	3,865,626
Delaware Valley, PA Regl. Fin. RB, Ser. A, 5.50%, 08/01/2028	AAA	2,500,000	2,573,550
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA,
6.625%, 07/01/2025	NR	3,280,000	3,262,190

			13,318,431

Student Loan–2.3%
Education Loans, Inc., SD Student Loans RB,
5.60%, 06/01/2020	A2	13,300,000	13,116,593
Iowa Student Loan Liquidity Corp. RB, 6.95%, 03/01/2006	Aa	625,000	647,056
Massachusetts Edl. Fin. Auth. Loan RB:
Ser. E, 5.00%, 01/01/2013, (Insd. by AMBAC)	AAA	4,000,000	3,951,400
Ser. E, 5.30%, 01/01/2016, (Insd. by AMBAC)	AAA	2,000,000	1,981,880
Missouri Higher Ed. Student Loan RB, Sub. Ser. F,
6.75%, 02/15/2009	A1	1,000,000	1,043,820
Nebhelp, Inc. NE RB, Jr. Sub. Ser. A6,
6.40%, 06/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,079,220

			21,819,969

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Tobacco Revenue–2.4%
Tobacco Settlement Revenue Mgmt. Auth. RB, SC Tobacco
Settlement, Ser. B, 6.00%, 05/15/2022	A	$12,100,000	$12,128,435
Washington, DC Tobacco Settlement Fin. Corp. RB,
6.25%, 05/15/2024	A	10,400,000	10,465,104

			22,593,539

Transportation–8.3%
Butler Cnty., OH Trans. Impt. Dist. RB, Ser. A,
6.00%, 04/01/2012, (Insd. by FSA)	AAA	2,000,000	2,197,960
E 470 Pub. Hwy. Auth., CO RB,
Sr. Ser. B, 0.00%, 09/01/2012¤	AAA	5,500,000	3,145,175
Sr. Ser. B, 0.00%, 09/01/2013¤	AAA	9,795,000	5,260,209
Florida Port Fin. Commission RB, Trans. Intermodal Prgm.,
5.75%, 10/01/2014, (Insd. by FGIC)	AAA	4,185,000	4,415,384
Indiana Trans. Fin. Auth. Hwy. RB, Ser. A, 0.00%, 06/01/2017¤	AAA	1,000,000	419,090
Massachusetts Bay Trans. Auth. Gen. Trans. Sys. RB:
Ser. A, 6.25%, 03/01/2012	AA	7,950,000	9,081,046
Ser. B, 6.20%, 03/01/2016	AA	2,125,000	2,419,738
Metropolitan Trans. Auth., NY Commuter Facs. RB,
Ser. 7, 5.00%, 07/01/2015, (Insd. by AMBAC)	AAA	3,000,000	3,039,690
Metropolitan Trans. Auth., NY Trans. Auth RB, Svc. Contract:
Ser. 7, 5.625%, 07/01/2016	A-	11,600,000	11,911,576
Ser. R, 5.50%, 07/01/2017	AA-	9,360,000	9,690,970
New Jersey Trans. Trust Fund Auth. RB, Ser. A,
5.75%, 06/15/2015	AA	3,000,000	3,301,530
New Jersey Turnpike Auth. RB, Ser. A, 6.00%, 01/01/2012	AAA	10,000,000	11,251,600
New York Thruway Auth. Hwy. & Bridge RB, Ser. A,
5.50%, 04/01/2008	AAA	5,000,000	5,416,300
Orlando & Orange Cnty., FL Expressway Auth. RB, Jr. Lien,
8.25%, 07/01/2015, (Insd. by FGIC)	AAA	2,960,000	3,978,210
Texas Turnpike Auth. RRB, Dallas Thruway,
5.50%, 01/01/2015, (Insd. by FGIC)	AAA	4,000,000	4,126,760

			79,655,238

Utility–1.7%
Brownsville, TX Util. Sys. RRB,
6.25%, 09/01/2014, (Insd. by MBIA)	AAA	2,400,000	2,725,416
Chicago, IL Gas Supply RB, Peoples Gas Light, Ser. A,
6.10%, 06/01/2025	AA-	7,000,000	7,261,380
Mesa, AZ Util. Sys. RB, 5.00%, 07/01/2015	AAA	5,750,000	5,783,925

			15,770,721

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Water & Sewer–4.5%
Chandler, AZ Wtr. & Swr. RB,
6.75%, 07/01/2006, (Insd. by FGIC)	AAA	$850,000	$861,059
De Kalb Cnty., GA Wtr. & Swr. RB, 5.125%, 10/01/2031	AA	5,750,000	5,574,107
Hamilton Cnty., OH Swr. Sys. RB, Impt. Metro Swr. Dist., Ser. A,
5.45%, 12/01/2016, (Insd. by MBIA)	AAA	1,380,000	1,427,306
Harrison Cnty., MS Wst. Wtr. Treatment Mgmt. Dist. RRB,
Wst. Wtr. Treatment Facs., Ser. A,
8.50%, 02/01/2013, (Insd. by FGIC)	AAA	1,000,000	1,327,490
Houston, TX Wtr. & Swr. Sys. RB, Jr. Lien, Ser. B,
5.75%, 12/01/2016	AAA	4,545,000	4,793,248
Metropolitan Govt., Nashville & Davidson Cnty.,
TN Wtr. & Swr. RRB, 7.70%, 01/01/2012, (Insd. by FGIC)	AAA	10,000,000	12,458,000
Michigan Muni. Bond Auth. RB, Drinking Water Revenue Fund,
5.50%, 10/01/2019	AA+	2,000,000	2,055,680
Seattle, WA Wtr. Sys. RB, 5.50%, 06/01/2018	AA	3,500,000	3,533,705
Texas Wtr. Dev. Board RB:
Sr. Lien:
Ser. B, 5.75%, 07/15/2013	AAA	2,000,000	2,141,500
Ser. B, 5.75%, 07/15/2014	AAA	4,000,000	4,259,680
Ser. B, 5.125%, 07/15/2018	AAA	4,600,000	4,540,384

			42,972,159

Total Municipal Obligations			939,582,163

		Shares

SHORT-TERM INVESTMENTS–1.1%
MUTUAL FUND SHARES–1.1%
Evergreen Select Municipal Money Market Fund ø		10,962,355	10,962,355

Total Investments–(cost $904,007,391)–99.4%			950,544,518
Other Assets and Liabilities–0.6%			5,501,232

Net Assets–100.0%			$956,045,750

See Combined Notes to Schedules of Investments.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Schedule of Investments

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–98.1%
Airlines–0.7%
Cleveland, OH Arpt. Spl. RRB, Continental Airlines, Inc.,
5.50%, 12/01/2008	Ba2	$1,000,000	$973,330

Airport–4.7%
Dallas Fort Worth, TX Intl. Arpt. RB, 5.95%, 05/01/2029	BBB-	1,500,000	1,523,265
Hawaii Arpt. Sys. RRB, Ser. B,
6.25%, 07/01/2006, (Insd. by FGIC)	AAA	3,000,000	3,287,370
St. Louis, MO Arpt. RB, 6.25%, 01/01/2002	BBB-	750,000	756,832
Tulsa, OK Muni. Arpt. Trust PCRB, AMR Corp., Ser. A,
5.80%, 12/01/2025	BBB-	1,000,000	1,012,930

			6,580,397

Community Development District–5.0%
New Jersey EDA RB, Franciscan Oaks Proj.:
5.20%, 10/01/2004	NR	1,545,000	1,521,578
5.40%, 10/01/2006	NR	1,135,000	1,108,396
5.50%, 10/01/2007	NR	1,075,000	1,045,491
New Jersey EDA RRB, Keswick Pines:
5.15%, 01/01/2004	NR	465,000	459,964
5.35%, 01/01/2006	NR	975,000	952,770
5.45%, 01/01/2007	NR	925,000	901,662
West Allis, WI CDA RB, Poblocki Ltd. Proj.,
6.10%, 05/01/2007	A+	1,000,000	1,045,310

			7,035,171

Continuing Care Retirement Community–0.3%
Connecticut Dev. Auth. RRB, Church Homes, Inc. Proj.,
4.90%, 04/01/2002	BBB	425,000	423,491

Education–3.4%
Panhandle Plains, TX Higher Ed. Auth., Inc. RRB, Ser. E,
5.55%, 03/01/2005	A1	2,865,000	2,970,117
Pennsylvania Higher Edl. Facs. Auth. RB, Thiel College Proj.,
6.75%, 09/01/2017	NR	1,740,000	1,890,614

			4,860,731

Electric Revenue–3.2%
Central Valley, CA Fin. Auth. RB, Carson Ice Gen. Proj.,
5.80%, 07/01/2004	BBB	3,300,000	3,431,703
North Carolina Muni. Pwr. Agcy. RRB, Catawba Elec.,
5.75%, 01/01/2002	BBB+	1,010,000	1,021,807

			4,453,510

EVERGREEN
Short-Intermediate Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Escrow–5.2%
Kansas City, KS Spl. Obl., Ser. 1992, 6.00%, 02/15/2003	AAA	$710,000	$742,461
Lake Charles, LA Harbor & Terminal Dist. RB,
Updates-Reynolds Metals Co. Proj., 5.50%, 05/01/2006	A+	3,500,000	3,566,185
San Antonio, TX Elec. & Gas RB, 5.00%, 02/01/2009	AA	2,985,000	3,062,162

			7,370,808

General Obligation–Local–4.0%
Dist. of Columbia GO, Refunding FSA Credit, Ser. A,
5.30%, 06/01/2004	AAA	3,000,000	3,146,430
New York, NY GO, Ser. B, 6.00%, 10/01/2007, (Insd. by FSA)	AAA	1,000,000	1,050,310
Pleasant Prairie, WI BAN GO, Ser. A, 4.75%, 12/01/2001	NR	1,500,000	1,510,365

			5,707,105

General Obligation–State–5.7%
Minnesota GO, 5.10%, 08/01/2005	AAA	5,000,000	5,152,650
Washington GO, Motor Vehicle Fuel Tax, Ser. R-92D,
5.60%, 09/01/2001	AA+	2,950,000	2,970,355

			8,123,005

Hospital–9.3%
Anchorage, AK Hosp. RRB, Sisters of Providence Proj.,
7.125%, 10/01/2005	AA-	1,000,000	1,031,970
Illinois Hlth. Facs. RB, Midwest Physician Group, Ltd. Proj.,
8.10%, 11/15/2014	BBB-	4,555,000	5,240,846
Kokomo, IN Hosp. Auth. RB, St. Joseph Hosp. & Hlth. Ctr.,
6.25%, 08/15/2005	NR	2,000,000	2,146,440
Michigan State Hosp. Fin. Auth. RB, Trinity Hlth., Ser. A,
5.50%, 12/01/2003	AA-	2,000,000	2,083,280
New Hampshire Edl. & Hlth. Facs. Auth. RB,
Riverwoods at Exeter, Ser. B, 5.05%, 03/01/2023	Aa3	2,560,000	2,592,717

			13,095,253

Housing–17.4%
Escambia Cnty., FL SFHRB, Multi Cnty. Program, Ser. A,
5.00%, 10/01/2012	Aaa	2,000,000	1,999,860
Illinois Hsg. Dev. Auth. RB, Ser. C-2, 5.80%, 08/01/2017	AA	2,595,000	2,659,200
Jefferson Parish, LA Home Mtge. SFHRB, Ser. G-1,
5.125%, 12/01/2010	AAA	1,000,000	1,034,980
Nevada Hsg. Div. SFHRB, Mtge. Sr. Notes:
Ser. A-2, 5.75%, 04/01/2032	AAA	1,390,000	1,450,382
Ser. C-2, 5.40%, 04/01/2031	AAA	1,500,000	1,549,560
North Dakota HFA RB, Ser. A, 5.70%, 07/01/2030	Aa3	3,200,000	3,324,608
Oklahoma HFA SFHRB:
Ser. B-1, 6.80%, 09/01/2016	Aaa	670,000	719,593
Ser. B-2, 6.80%, 09/01/2026	Aaa	1,950,000	2,113,586

EVERGREEN
Short-Intermediate Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Housing–continued
Oklahoma Hsg. Dev. Auth. RB, Lease Purchase Proj., Ser. A,
5.10%, 11/01/2005	Aa3	$2,000,000	$2,066,100
St. Louis Cnty., MO IDA MHRB, Westbrooke Apts., Ser. C,
5.20%, 11/15/2029	A3	4,555,000	4,584,926
Wisconsin Hsg. & EDA RB, Ser. B, 5.75%, 03/01/2022	AA	2,975,000	3,120,121

			24,622,916

Industrial Development Revenue–5.0%
Bastrop, LA Indl. Dev Board PCRRB, International Paper Co.
Proj., 6.90%, 03/01/2007	BBB+	2,000,000	2,069,060
Farmington, NM PCRRB, El Paso Elec. Co., Ser. A,
6.15%, 11/01/2013	BB+	2,800,000	2,800,336
Massachusetts IFA RB, Gtd. Loan Proj. VRDN:
5.35%, Ser. A	Aaa	685,000	699,748
5.35%, Ser. B	Aaa	815,000	832,547
7.00%, Ser. G	Aaa	300,000	303,279
7.00%, Ser. I	Aaa	385,000	389,208

			7,094,178

Miscellaneous Revenue–3.4%
Vermont Muni. Bond RRB, Ser. 2,
6.00%, 12/01/2006, (Insd. by AMBAC)	AAA	4,385,000	4,837,313

Pre-Refunded–1.4%
Volusia Cnty., FL IDA RRB, Bishops Glen Proj.,
7.50%, 11/01/2016	NR	1,660,000	1,907,224

Public Facilities–1.7%
Dauphin Cnty., PA Gen. Auth. RB, Office & Parking Forum
Proj., Ser. A, 5.125%, 01/15/2003	NR	2,465,000	2,434,015

Sales Tax–2.1%
Broadview, IL Tax Increment RB, Sr. Notes Lien,
8.25%, 07/01/2013	NR	2,625,000	2,951,498

Solid Waste–2.6%
California Statewide CDA Solid Wst. Facs. RB,
Waste Management, Inc. Proj., 4.95%, 04/01/2011,
(Gtd. by Waste Management, Inc.)	BBB	2,000,000	2,006,680
Palm Beach Cnty., FL Solid Wst. Auth. RRB, Refunding & Impt.,
5.50%, 12/01/2002, (Insd. by MBIA)	AAA	1,550,000	1,604,994

			3,611,674

EVERGREEN
Short-Intermediate Municipal Bond Fund
Schedule of Investments (continued)

May 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
Special Tax–2.0%
Allegheny Cnty., PA Redev. Auth. RB, Waterfront Proj.:
Ser. A, 5.75%, 12/15/2005	NR	$815,000	$846,557
Ser. B, 5.625%, 12/15/2005	NR	1,905,000	1,977,028

			2,823,585

Student Loan–18.1%
Alaska Student Loan Corp. RB:
Ser. A, 5.30%, 07/01/2005	AAA	1,000,000	1,040,850
Ser. A, 5.50%, 07/01/2004	A	2,000,000	2,055,300
Cincinnati, OH Student Loan RB, The Student Loan Funding
Corp., Ser. 1993A, 5.50%, 12/01/2001	A1	360,000	363,060
Colorado Student Obl. Auth. RB, Ser.II-B, 6.20%, 12/01/2008	A2	4,025,000	4,248,710
Iowa Student Loan Liquidity Corp. RB:
Ser. B, 6.65%, 03/01/2003	Aa1	1,500,000	1,555,575
Ser. E, 5.35%, 06/01/2004	Aaa	4,400,000	4,581,764
Louisiana Pub. Facs. Auth. RB, Student Loan Sub., Ser. A-3,
7.00%, 09/01/2006	A2	4,460,000	4,650,174
New Mexico Edl. Assistance Foundation Student Loan RB,
Ser. A, 6.70%, 04/01/2002, (Insd. by AMBAC)	AAA	425,000	435,128
South Carolina Ed. Assistance Auth. RB,
6.50%, 09/01/2003, (Insd. by Student Loan)	AA	3,000,000	3,145,170
Utah Board of Regents Student Loan RB, Ser. B,
5.65%, 11/01/2006	Aaa	3,400,000	3,569,048

			25,644,779

Tobacco Revenue–1.5%
Children’s Trust Fund RB, Asset Backed Bonds,
5.75%, 07/01/2020	A	1,000,000	1,038,630
Nassau Cnty., NY Tobacco Settlement Corp. RB, Ser. A,
5.40%, 07/15/2012	A-	1,000,000	1,035,480

			2,074,110

Water & Sewer–1.4%
Dickinson Cnty., MI Econ. Dev. Corp. RB,
6.55%, 03/01/2007	BBB+	2,000,000	2,041,420

Total Municipal Obligations			138,665,513

		Shares

SHORT-TERM INVESTMENTS–0.7%
MUTUAL FUND SHARES–0.7%
Evergreen Select Municipal Money Market Fund ø		1,020,941	1,020,941

Total Investments–(cost $136,849,609)–98.8%			139,686,454
Other Assets and Liabilities–1.2%			1,749,275

Net Assets–100.0%			$141,435,729

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments

May 31, 2001

Symbol	Description

¤	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

^	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.

ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations:
ACA	American Credit Association
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BIG	Bond Investors Guaranty
CDA	Community Development Association
COP	Certificates of Participation
EDA	Economic Development Authority
EDRB	Economic Development Revenue Bond
FGIC	Financial Guaranty Insurance Corp.
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IBC	Insured Bond Certification
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
IDRRB	Industrial Development Refunding Revenue Bond
IFA	Industrial Finance Agency
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
MHRRB	Multifamily Housing Refunding Revenue Bond
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
PSF	Public School Fund
RB	Revenue Bond
RIBs	Residual Interest Bonds
RRB	Refunding Revenue Bond
SAVRS	Select Auction Variable Rate Securities
SFHRB	Single Family Housing Revenue Bond
TCRS	Transferable Custody Receipts
VRDN	Variable Rate Demand Note

See Combined Notes to Financial Statements.

Combined Notes to Schedules of Investments (continued)

May 31, 2001

The following table shows the percent of portfolio assets invested by geographic location as of May 31, 2001.

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Alabama	0.0%	1.8%	0.9%	0.0%
Alaska	1.9%	1.1%	2.7%	3.0%
Arizona	0.0%	0.4%	1.9%	0.0%
Arkansas	0.0%	0.5%	0.0%	0.0%
California	8.5%	6.7%	1.7%	3.9%
Colorado	2.7%	4.7%	5.8%	3.0%
Connecticut	0.0%	0.4%	0.1%	0.3%
Delaware	0.0%	3.5%	0.2%	0.0%
District of Columbia	4.7%	2.2%	2.9%	2.3%
Florida	2.8%	5.7%	2.2%	3.9%
Georgia	4.3%	1.1%	4.2%	0.0%
Hawaii	0.0%	5.8%	0.0%	2.4%
Idaho	2.4%	0.0%	0.6%	4.4%
Illinois	7.8%	3.2%	4.7%	7.8%
Indiana	1.6%	2.6%	2.7%	1.5%
Iowa	0.0%	0.2%	0.1%	0.0%
Kansas	1.0%	0.1%	0.8%	0.5%
Kentucky	0.0%	0.5%	0.3%	0.0%
Louisiana	0.0%	5.1%	1.4%	8.1%
Maine	0.0%	0.0%	1.1%	0.0%
Maryland	0.0%	0.9%	0.5%	0.0%
Massachusetts	2.4%	3.9%	4.7%	1.6%
Michigan	3.0%	0.4%	5.0%	3.0%
Minnesota	0.3%	0.4%	0.4%	3.8%
Mississippi	0.0%	0.0%	1.5%	0.0%
Missouri	1.9%	0.6%	0.7%	4.8%
Montana	0.0%	1.5%	0.0%	0.0%
Nebraska	0.0%	1.5%	0.1%	0.0%
Nevada	1.0%	0.2%	0.2%	0.7%
New Hampshire	0.0%	2.5%	1.3%	2.4%
New Jersey	3.5%	0.5%	2.7%	1.9%
New Mexico	0.5%	1.2%	0.6%	3.6%
New York	12.3%	3.8%	10.2%	2.3%
North Dakota	1.4%	0.2%	0.0%	2.1%
North Carolina	0.0%	0.7%	0.9%	1.5%
Ohio	3.0%	3.9%	2.8%	1.0%
Oklahoma	2.0%	1.5%	1.6%	4.2%
Oregon	0.0%	0.4%	0.3%	0.0%
Pennsylvania	5.3%	7.3%	3.9%	5.2%
Puerto Rico	0.0%	0.2%	1.8%	0.7%
Rhode Island	0.0%	2.4%	0.0%	0.0%
South Carolina	5.0%	2.1%	2.1%	2.9%
South Dakota	0.0%	0.2%	1.8%	0.0%
Tennessee	1.8%	1.9%	4.7%	0.0%
Texas	6.1%	4.9%	9.7%	4.4%
Utah	1.9%	0.2%	0.1%	2.4%
Vermont	0.0%	0.0%	0.4%	3.5%
Virginia	0.0%	2.2%	2.4%	0.0%
Washington	0.9%	1.0%	2.1%	2.1%
West Virginia	0.0%	1.3%	0.2%	0.0%
Wisconsin	10.0%	0.4%	1.6%	4.1%
Wyoming	0.0%	0.0%	0.3%	0.0%
Non-state specific	0.0%	6.2%	1.1%	0.7%

Total	100%	100%	100%	100%

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Fund
Statements of Assets and Liabilities

May 31, 2001

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Assets
Identified cost of securities	$102,129,677	$433,250,645	$904,007,391	$136,849,609
Net unrealized gains or losses on securities	6,477,785	(1,716,524)	46,537,127	2,836,845

Market value of securities	108,607,462	431,534,121	950,544,518	139,686,454
Cash	109,119	0	0	0
Receivable for securities sold	995,152	1,033,275	0	0
Receivable for Fund shares sold	356,234	3,284,088	4,411,015	110,272
Interest receivable	1,998,118	8,279,972	15,686,700	2,325,562
Prepaid expenses and other assets	20,403	312,084	179,513	48,809

Total assets	112,086,488	444,443,540	970,821,746	142,171,097

Liabilities
Dividend payable	175,170	986,750	1,820,196	427,365
Payable for securities purchased	0	495,802	12,100,843	0
Payable for Fund shares redeemed	258,808	645,382	687,659	208,373
Advisory fee payable	1,277	3,371	9,098	1,550
Distribution Plan expenses payable	1,327	8,340	8,381	144
Due to other related parties	304	1,210	2,602	388
Accrued expenses and other liabilities	43,008	32,992	147,217	97,548

Total liabilities	479,894	2,173,847	14,775,996	735,368

Net assets	$111,606,594	$442,269,693	$956,045,750	$141,435,729

Net assets represented by
Paid-in capital	$111,852,251	$467,880,687	$990,886,094	$141,799,682
Undistributed (overdistributed) net investment income	53,320	(986,951)	(700,029)	25,148
Accumulated net realized gains or losses on securities	(6,776,762)	(22,907,519)	(80,677,442)	(3,225,946)
Net unrealized gains or losses on securities	6,477,785	(1,716,524)	46,537,127	2,836,845

Total net assets	$111,606,594	$442,269,693	$956,045,750	$141,435,729

Net assets consists of
Class A	$56,212,221	$180,897,734	$863,112,945	$8,476,731
Class B	33,019,480	195,029,301	48,283,695	4,400,934
Class C	1,495,596	64,890,340	43,610,376	0
Class I*	20,879,297	1,452,318	1,038,734	128,558,064

Total net assets	$111,606,594	$442,269,693	$956,045,750	$141,435,729

Shares outstanding
Class A	5,279,214	20,924,995	121,455,415	849,057
Class B	3,101,032	22,638,337	6,794,274	440,825
Class C	140,461	7,480,110	6,136,826	0
Class I*	1,960,877	168,186	146,172	12,877,030
Net asset value per share
Class A	$10.65	$8.65	$7.11	$9.98

Class A — Offering price (based on sales charge of 4.75%)**	$11.18	$9.08	$7.46	$10.32

Class B	$10.65	$8.62	$7.11	$9.98

Class C	$10.65	$8.68	$7.11	$—

Class I*	$10.65	$8.64	$7.11	$9.98

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).
**	Class A offering price for Short-Intermediate Fund is based on a sales charge of 3.25%.

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Operations

Year Ended May 31, 2001

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Investment income
Interest	$6,240,958	$24,281,483	$54,716,372	$7,805,701

Expenses
Advisory fee	477,357	2,026,548	3,426,205	601,167
Distribution Plan expenses	529,400	2,634,234	3,188,708	52,629
Administrative services fees	113,656	380,310	983,366	150,292
Transfer agent fee	112,277	320,203	968,281	39,475
Trustees’ fees and expenses	2,418	9,118	11,385	3,500
Printing and postage expenses	15,530	31,689	125,541	16,991
Custodian fee	37,231	111,871	256,688	36,519
Registration and filing fees	51,884	65,994	91,832	28,834
Professional fees	24,745	24,629	27,365	23,422
Interest expense	0	0	707	708
Other	66,450	11,539	14,177	9,726

Total expenses	1,430,948	5,616,135	9,094,255	963,263
Less: Expense reductions	(6,282)	(32,965)	(44,015)	(7,431)
Fee waivers	0	(514,955)	0	0

Net expenses	1,424,666	5,068,215	9,050,240	955,832

Net investment income	4,816,292	19,213,268	45,666,132	6,849,869

Net realized gains or losses on securities	433,514	(1,374,980)	(13,374,703)	(431,851)
Net change in unrealized gains or losses on securities	6,910,010	14,161,865	73,088,322	4,537,629

Net realized and unrealized gains on securities	7,343,524	12,786,885	59,713,619	4,105,778

Net increase in net assets resulting from operations	$12,159,816	$32,000,153	$105,379,751	$10,955,647

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Changes in Net Assets

Year Ended May 31, 2001

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Operations
Net investment income	$4,816,292	$19,213,268	$45,666,132	$6,849,869
Net realized gains or losses on securities	433,514	(1,374,980)	(13,374,703)	(431,851)
Net change in unrealized gains or losses on securities	6,910,010	14,161,865	73,088,322	4,537,629

Net increase in net assets resulting from operations	12,159,816	32,000,153	105,379,751	10,955,647
Distributions to shareholders from
Net investment income
Class A	(2,416,444)	(8,648,306)	(42,525,408)	(307,574)
Class B	(1,417,576)	(8,702,019)	(2,128,473)	(164,498)
Class C	(58,861)	(2,099,641)	(1,836,262)	0
Class I*	(960,646)	(40,267)	(41,286)	(6,374,962)

Total distributions to shareholders	(4,853,527)	(19,490,233)	(46,531,429)	(6,847,034)

Capital share transactions
Proceeds from shares sold	13,183,109	186,423,096	155,105,755	46,929,794
Net asset value of shares issued in reinvestment of distributions	2,574,430	8,222,385	23,049,482	1,361,824
Payment for shares redeemed	(25,067,337)	(107,394,006)	(282,079,673)	(63,796,255)

Net increase (decrease) in net assets
resulting from capital share transactions	(9,309,798)	87,251,475	(103,924,436)	(15,504,637)

Total increase (decrease) in net assets	(2,003,509)	99,761,395	(45,076,114)	(11,396,024)
Net assets
Beginning of period	113,610,103	342,508,298	1,001,121,864	152,831,753

End of period	$111,606,594	$442,269,693	$956,045,750	$141,435,729

Undistributed (overdistributed) net investment income	$53,320	$(986,951)	$(700,029)	$25,148

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Changes in Net Assets

Year Ended May 31, 2000

	High Grade Fund	High Income Fund (a) (b) (c)	Municipal Fund	Short- Intermediate Fund

Operations
Net investment income	$5,620,326	$13,194,968	$51,883,877	$6,861,063
Net realized gains or losses on securities	(7,010,116)	(16,592,585)	(60,008,731)	(2,794,096)
Net change in unrealized gains or losses on securities	(3,935,476)	2,990,838	(52,983,262)	(2,876,236)

Net increase (decrease) in net assets resulting from operations	(5,325,266)	(406,779)	(61,108,116)	1,190,731

Distributions to shareholders from
Net investment income
Class A	(2,803,589)	(6,126,438)	(48,213,384)	(369,964)
Class B	(1,739,102)	(7,444,698)	(3,088,963)	(178,959)
Class C	(62,090)	(1,325,062)	(706,020)	0
Class I*	(1,018,574)	(22,685)	(10,825)	(6,257,596)
Net realized gains
Class A	(886,167)	0	(5,315,286)	(56,794)
Class B	(723,643)	0	(465,890)	(40,076)
Class C	(28,625)	0	(42,380)	0
Class I*	(326,940)	0	(792)	(1,024,920)

Total distributions to shareholders	(7,588,730)	(14,918,883)	(57,843,540)	(7,928,309)

Capital share transactions
Proceeds from shares sold	24,497,616	52,152,436	344,390,330	46,661,878
Net asset value of shares issued in reinvestment of distributions	4,514,561	4,974,480	29,411,952	2,444,576
Payment for shares redeemed	(61,752,661)	(145,107,757)	(551,769,876)	(64,069,452)
Net asset value of shares issued in acquisition	41,894,184	0	113,252,970	0

Net increase (decrease) in net assets resulting from capital share transactions	9,153,700	(87,980,841)	(64,714,624)	(14,962,998)

Total decrease in net assets	(3,760,296)	(103,306,503)	(183,666,280)	(21,700,576)
Net assets
Beginning of period	117,370,399	445,814,801	1,184,788,144	174,532,329

End of period	$113,610,103	$342,508,298	$1,001,121,864	$152,831,753

Undistributed (overdistributed) net investment income	$90,555	$(1,583,172)	$165,268	$22,313

(a)	For eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.
(b)	On March 17, 2000, Evergreen High Income Municipal Bond Fund acquired the net assets of Davis Tax-Free High Income Fund, Inc. The Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction.
(c)	Formerly the Evergreen Tax-Free High Income Fund.
*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Changes in Net Assets

Year Ended September 30, 1999

High Income Fund (a)

Operations
Net investment income	$24,207,519
Net realized losses on securities	(4,702,920)
Net change in unrealized gains or losses on securities	(24,020,731)

Net decrease in net assets resulting from operations	(4,516,132)

Distributions to shareholders from
Net investment income
Class A	(11,085,707)
Class B	(11,311,322)
Class C	(1,940,285)
Class I*	(67,634)

Total distributions to shareholders	(24,404,948)

Capital share transactions
Proceeds from shares sold	105,307,443
Net asset value of shares issued in reinvestment of distributions	9,872,090
Payment for shares redeemed	(177,098,255)

Net decrease in net assets resulting from capital share transactions	(61,918,722)

Total decrease in net assets	(90,839,802)
Net assets
Beginning of period	536,654,603

End of period	$445,814,801

Undistributed net investment income	$0

(a)	Formerly the Evergreen Tax-Free High Income Fund.
*	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements

1.  ORGANIZATION

The Evergreen National Municipal Bond Funds consist of Evergreen High Grade Municipal Bond Fund (“High Grade Fund”), Evergreen High Income Municipal Bond Fund (“High Income Fund”), (formerly Evergreen Tax-Free High Income Fund), Evergreen Municipal Bond Fund (“Municipal Fund”) and Evergreen Short-Intermediate Municipal Bond Fund (“Short-Intermediate Fund”), (collectively the “Funds”). Each Fund is a diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and/or Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This change did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  When-issued and Delayed Delivery Transactions

The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D.  Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Combined Notes to Financial Statements (continued)

E.  Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly.

Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

F.  Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

During the year ended May 31, 2001, the investment advisory contracts of the Funds were transferred amongst wholly owned subsidiaries controlled by First Union Corporation (“First Union”). The current investment advisor for each Fund is Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, shareholder approval was not required because the portfolio managers of the Funds and the advisory fees paid by the Funds did not change during the transfers.

EIMC, an indirect, wholly-owned subsidiary of First Union, is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily.

High Grade Fund pays a management fee that is computed and paid daily at an annual rate of 0.42% of the Fund’s average daily net assets. The management fee for High Income Fund is computed by applying percentage rates, starting at 0.55% and declining to 0.45% per annum as net assets increase, to the average daily net assets of the Fund. For Municipal Fund, the management fee is computed and paid daily at an annual rate of 2.00% of gross investment income plus an amount determined by applying percentage rates, starting at 0.41% and declining to 0.16% per annum as net assets increase, to the average daily net assets of the Fund. Short-Intermediate Fund pays a management fee computed and paid daily at an annual rate of 0.40% of the Fund’s average daily net assets.

Stamper Capital & Investments, Inc. (“Stamper”) is the sub-adviser to High Income Fund and is paid by EIMC. The Fund pays no fees directly to Stamper.

Lieber & Company, formerly an affiliate of First Union, was the investment sub-advisor to Short-Intermediate Fund. Lieber & Company was reimbursed by the Fund’s investment advisor for providing investment sub-advisory services at no additional expense to the Fund.

During the year ended May 31, 2001, investment advisory fees of $514,955 were waived for the High Income Fund. This amount represented 0.13% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

Combined Notes to Financial Statements (continued)

4.  DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class (except Class A of Short-Intermediate Fund) incurs distribution fees at the following annual rates:

Average Daily Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00

Short-Intermediate Fund Class A shares incurs distribution fees at an annual rate of 0.10% of its average daily net assets.

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended May 31, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B and Class C Distribution Plans were as follows:

	Class A	Class B	Class C

High Grade Fund	$ 134,723	$ 378,914	$ 15,763
High Income Fund	387,440	1,815,515	431,279
Municipal Fund	2,212,239	523,987	452,482
Short-Intermediate Fund	6,815	45,814	N/A

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5.  ACQUISITIONS

Effective on the close of business on March 17, 2000, High Income Fund acquired substantially all the assets and assumed certain liabilities of Davis Tax-Free High Income Fund, Inc. (“Davis Fund”), an open-end management investment company registered under the 1940 Act, through a tax-free exchange of shares. Shareholders of Class A, Class B, Class C and Class Y of Davis Fund became owners of that number of full and fractional shares of Class A, Class B, Class C and Class I (formerly Class Y) shares, respectively, of High Income Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Davis Fund immediately prior to close of business on March 17, 2000. High Income Fund had no operations prior to the acquisition. Since High Income Fund and Davis Fund were similar funds and Davis Fund contributed the majority of the net assets and shareholders, the basis of accounting for assets and liabilities, and operating results for prior periods of Davis Fund are carried forward as the accounting survivor.

On March 10, 2000, Municipal Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Municipal Income Fund (“Municipal Income Fund”) in an exchange of shares for Class A, Class C and Class I (formerly Class Y) shares of Municipal Fund.

Combined Notes to Financial Statements (continued)

On July 30, 1999, High Grade Fund acquired substantially all the assets and assumed certain liabilities of Evergreen California Municipal Bond Fund (“California Fund”) and Evergreen New York Municipal Bond Fund (“New York Fund”), in an exchange of shares for Class A, Class B, Class C and/or Class I (formerly Class Y) shares of High Grade Fund.

On July 30, 1999, Municipal Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Massachusetts Municipal Bond Fund (“Massachusetts Fund”) and Evergreen Missouri Municipal Bond Fund (“Missouri Fund”), in exchange for Class A, Class B and Class C shares of Municipal Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation (depreciation) acquired and the aggregate net assets of each acquiring Fund immediately after the acquisition were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Appreciation/ (Depreciation)	Net Assets After Acquisition

Municipal Fund	Municipal Income Fund	$86,841,679	6,172,529	$(2,955,586)	$1,044,503,926

High Grade Fund	California Fund	$20,712,329	1,929,521	$546,303
High Grade Fund	New York Fund	21,181,855	1,973,255	164,251

		$41,894,184	3,902,776	$710,554	$ 154,453,020

Municipal Fund	Massachusetts Fund	$ 7,793,205	1,070,536	$(23,637)
Municipal Fund	Missouri Fund	18,618,086	2,557,538	64,815

		$26,411,291	3,628,074	$41,178	$1,149,023,461

6.  CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class I. Transactions in shares of the Funds were as follows:

HIGH GRADE FUND

	Year Ended May 31, 2001		Year Ended May 31, 2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	354,931	$3,732,815	1,749,309	$18,084,084
Automatic conversion of Class B shares to Class A shares	542,218	5,839,784	144,662	1,443,237
Shares issued in reinvestment of distributions	124,203	1,308,148	216,844	2,221,710
Shares issued in acquisition of:
California Fund	0	0	513,840	5,515,701
New York Fund	0	0	340,061	3,650,317
Shares redeemed	(1,078,487)	(11,320,656)	(3,353,433)	(34,589,666)

Net decrease	(57,135)	(439,909)	(388,717)	(3,674,617)

Class B
Shares sold	424,567	4,534,236	170,306	1,749,509
Automatic conversion of Class B shares to Class A shares	(542,218)	(5,839,784)	(144,662)	(1,443,237)
Shares issued in reinvestment of distributions	68,221	717,912	133,454	1,364,614
Shares issued in acquisition of:
California Fund	0	0	1,280,928	13,750,122
New York Fund	0	0	1,332,981	14,308,891
Shares redeemed	(810,595)	(8,541,896)	(1,727,068)	(17,700,289)

Net increase (decrease)	(860,025)	(9,129,532)	1,045,939	12,029,610

Combined Notes to Financial Statements (continued)

HIGH GRADE FUND

	Year Ended May 31, 2001		Year Ended May 31, 2000

	Shares	Amount	Shares	Amount

Class C
Shares sold	83,110	$885,224	24,333	$246,328
Shares issued in reinvestment of distributions	3,796	39,988	5,857	59,627
Shares issued in acquisition of:
California Fund	0	0	134,753	1,446,506
New York Fund	0	0	95,057	1,020,389
Shares redeemed	(108,626)	(1,158,813)	(97,909)	(997,523)

Net increase (decrease)	(21,720)	(233,601)	162,091	1,775,327

Class I
Shares sold	383,547	4,030,834	429,346	4,417,695
Shares issued in reinvestment of distributions	48,209	508,382	84,853	868,610
Shares issued in acquisition of New York Fund	0	0	205,156	2,202,258
Shares redeemed	(385,126)	(4,045,972)	(827,765)	(8,465,183)

Net increase (decrease)	46,630	493,244	(108,410)	(976,620)

Net increase (decrease)		($9,309,798)		$9,153,700

HIGH INCOME FUND

	Year Ended May 31, 2001		Year Ended May 31, 2000		Year Ended September 30, 1999 (a)

	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	11,220,943	$96,354,335	3,546,874	$29,865,901	5,092,150	$45,945,933
Automatic conversion of Class B
shares to Class A shares	917,678	7,923,160	0	0	0	0
Shares issued in reinvestment of
distributions	446,941	3,825,032	278,164	2,355,405	564,534	5,078,931
Shares redeemed	(7,681,030)	(65,687,677)	(7,944,144)	(67,192,944)	(12,047,128)	(108,692,234)

Net increase (decrease)	4,904,532	42,414,850	(4,119,106)	(34,971,638)	(6,390,444)	(57,667,370)

Class B
Shares sold	5,809,851	49,926,981	1,658,099	13,981,329	4,239,576	38,228,135
Automatic conversion of Class B
shares to Class A shares	(920,499)	(7,923,160)	0	0	0	0
Shares issued in reinvestment of
distributions	382,954	3,268,369	257,019	2,168,015	444,771	3,985,404
Shares redeemed	(3,787,050)	(32,414,166)	(7,232,703)	(60,843,507)	(6,090,773)	(54,563,766)

Net increase (decrease)	1,485,256	12,858,024	(5,317,585)	(44,694,163)	(1,406,426)	(12,350,227)

Class C
Shares sold	4,486,829	38,858,258	974,432	8,270,791	2,125,712	19,312,493
Shares issued in reinvestment of
distributions	130,592	1,123,125	51,762	439,550	86,645	780,258
Shares redeemed	(1,075,370)	(9,257,896)	(1,882,225)	(15,955,282)	(1,388,222)	(12,483,845)

Net increase (decrease)	3,542,051	30,723,487	(856,031)	(7,244,941)	824,135	7,608,906

Class I
Shares Sold	148,851	1,283,522	4,107	34,415	200,923	1,820,882
Shares issued in reinvestment of
distributions	681	5,859	1,349	11,510	3,093	27,497
Shares redeemed	(3,979)	(34,267)	(131,922)	(1,116,024)	(151,024)	(1,358,410)

Net increase (decrease)	145,553	1,255,114	(126,466)	(1,070,099)	52,992	489,969

Net increase (decrease)		$87,251,475		$(87,980,841)		$(61,918,722)

(a)	For the eight months ended May, 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.

Combined Notes to Financial Statements (continued)

MUNICIPAL BOND FUND

	Year Ended May 31, 2001		Year Ended May 31, 2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	21,260,804	$147,716,602	52,145,348	$337,678,257
Automatic conversion of Class B shares to Class A shares	301,991	2,172,904	2,645,405	17,857,774
Shares issued in reinvestment of distributions	3,001,572	21,083,416	3,951,489	27,418,791
Shares issued in acquisition of:
Massachusetts Fund	0	0	274,088	1,995,306
Missouri Fund	0	0	418,545	3,046,937
Municipal Income Fund	0	0	3,178,042	44,727,258
Shares redeemed	(37,321,497)	(260,084,614)	(75,408,870)	(524,195,653)

Net decrease	(12,757,130)	(89,111,692)	(12,795,953)	(91,471,330)

Class B
Shares sold	670,780	4,737,605	686,377	4,771,825
Automatic conversion of Class B shares to Class A shares	(301,991)	(2,172,904)	(2,645,405)	(17,857,774)
Shares issued in reinvestment of distributions	125,883	883,716	225,514	1,569,982
Shares issued in acquisition of:
Massachusetts Fund	0	0	631,521	4,597,283
Missouri Fund	0	0	2,062,424	15,013,754
Shares redeemed	(1,858,600)	(13,137,817)	(3,251,891)	(22,662,268)

Net decrease	(1,363,928)	(9,689,400)	(2,291,460)	(14,567,198)

Class C
Shares sold	289,089	2,029,435	3,428,539	1,354,430
Shares issued in reinvestment of distributions	154,059	1,081,407	60,826	416,648
Shares issued in acquisition of:
Massachusetts Fund	0	0	164,927	1,200,616
Missouri Fund	0	0	76,569	557,395
Municipal Income Fund	0	0	2,994,418	42,113,419
Shares redeemed	(1,257,054)	(8,792,100)	(696,866)	(4,774,321)

Net increase (decrease)	(813,906)	(5,681,258)	6,028,413	40,868,187

Class I
Shares sold	89,048	622,113	84,222	585,818
Shares issued in reinvestment of distributions	134	943	954	6,531
Shares issued in acquisition of Municipal Income Fund	0	0	69	1,002
Shares redeemed	(9,022)	(65,142)	(19,365)	(137,634)

Net increase	80,160	557,914	65,880	455,717

Net decrease		$(103,924,436)		$(64,714,624)

SHORT-INTERMEDIATE FUND

	Year Ended May 31, 2001		Year Ended May 31, 2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	926,808	$9,222,810	657,990	$6,475,840
Automatic conversion of Class B shares to Class A shares	14,845	148,306	13,591	133,035
Shares issued in reinvestment of distributions	18,634	184,465	27,129	267,177
Shares redeemed	(1,002,135)	(9,918,031)	(595,631)	(5,836,383)

Net increase (decrease)	(41,848)	(362,450)	103,079	1,039,669

Class B
Shares sold	94,301	936,593	54,629	543,869
Automatic conversion of Class B shares to Class A shares	(14,845)	(148,306)	(13,591)	(133,035)
Shares issued in reinvestment of distributions	10,048	99,395	14,661	144,728
Shares redeemed	(125,998)	(1,250,638)	(194,038)	(1,912,895)

Net decrease	(36,494)	(362,956)	(138,339)	(1,357,333)

Class I
Shares sold	3,726,011	36,770,391	4,015,657	39,642,169
Shares issued in reinvestment of distributions	108,920	1,077,964	205,982	2,032,671
Shares redeemed	(5,316,083)	(52,627,586)	(5,702,362)	(56,320,174)

Net decrease	(1,481,152)	(14,779,231)	(1,480,723)	(14,645,334)

Net decrease		$(15,504,637)		$(14,962,998)

Combined Notes to Financial Statements (continued)

7.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended May 31, 2001:

	Cost of Purchases	Proceeds from Sales

High Grade Fund	$25,315,571	$34,717,679
High Income Fund	308,169,607	242,177,666
Municipal Fund	645,363,982	697,938,826
Short-Intermediate Fund	70,726,547	85,069,410

On May 31, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

High Grade Fund	$102,141,369	$6,514,601	$(48,508)	$6,466,093
High Income Fund	435,656,669	4,818,457	(8,941,005)	(4,122,548)
Municipal Fund	904,051,961	48,165,324	(1,672,767)	46,492,557
Short-Intermediate Fund	136,849,609	3,033,119	(196,274)	2,836,845

 As of May 31, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Capital Loss Carryover	Expiration Date May 31,

		2002	2003	2005	2006	2007	2008	2009

High Grade Fund	$6,765,070	—	—	—	—	$102,334	$3,728,647	$2,934,089
High Income Fund	18,532,990	—	—	—	$7,834	241,156	6,020,065	12,263,935
Municipal Fund	77,720,222	$8,142	$1,616,817	$295,480	—	1,042,665	19,676,513	55,080,605
Short-Intermediate Fund	3,203,706	—	—	—	—	—	317,634	2,886,072

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The High Income Fund, Municipal Fund and Short-Intermediate Fund have incurred and will elect to defer post October losses of $1,968,505, $2,912,649 and $22,241 respectively.

8.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

High Grade Fund	$6,282	0.01%
High Income Fund	32,965	0.01
Municipal Fund	44,015	0.01
Short-Intermediate Fund	7,431	0.01

9.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

Combined Notes to Financial Statements (continued)

10.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended May 31, 2001, the Funds had average borrowings outstanding as follows:

	Average Borrowings	Interest Rate	Interest Paid	% of Average Net Assets

Municipal Bond Fund	$11,507	6.14%	$707	0.00%
Short-Intermediate Fund	13,699	5.17%	708	0.00%

11.  NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of
Evergreen Municipal Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Evergreen High Grade Municipal Bond Fund, Evergreen High Income Municipal Bond Fund (formerly Evergreen Tax-Free High Income Fund), Evergreen Municipal Bond Fund, and Evergreen Short-Intermediate Municipal Bond Fund, portfolios of Evergreen Municipal Trust, as of May 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period ended May 31, 2001. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen High Grade Municipal Bond Fund, Evergreen High Income Municipal Bond Fund, Evergreen Municipal Bond Fund, and Evergreen Short-Intermediate Municipal Bond Fund as of May 31, 2001, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
July 6, 2001

Additional Information (unaudited)

For the fiscal year ended May 31, 2001, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax:

High Grade Fund	98.66%
High Income Fund	94.04%
Municipal Fund	99.03%
Short-Intermediate Fund	99.85%

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E v e r g r e e n  F u n d s

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543689        7/2001

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www.evergreeninvestments.com

2000 Dalbar Mutual Fund Service Award Recipient: The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 66 mutual fund service providers.

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